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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AFFILIATED MANAGERS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AFFILIATED MANAGERS GROUP, INC.
600 Hale Street
Prides Crossing, Massachusetts 01965

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 31, 2011

        NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Affiliated Managers Group, Inc. (the "Company") will be held on Tuesday, May 31, 2011, at 10:00 a.m. Eastern time, at the Company's offices, 600 Hale Street, Prides Crossing, Massachusetts 01965, for the following purposes:

  1.
  To elect eight directors of the Company to serve until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

  2.
  To approve the 2011 Stock Option and Incentive Plan.

  3.
  To hold an advisory vote on executive compensation.

  4.
  To hold an advisory vote on the frequency of executive compensation advisory votes.

  5.
  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year.

  6.
  To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

        This year, we have again saved significant mailing and printing costs by providing proxy materials to you over the Internet pursuant to Securities and Exchange Commission rules. On or about April 20, 2011, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this Proxy Statement and our 2010 Annual Report on Form 10-K online. The Notice, which cannot itself be used to vote your shares, also provides instructions on how to vote by Internet or by telephone and how to request a paper copy of the proxy materials, if you so desire. Whether you receive the Notice or paper copies of our proxy materials, the Proxy Statement and 2010 Annual Report on Form 10-K are available to you at www.proxyvote.com.

        The Company's Board of Directors has fixed the close of business on April 12, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Your vote is very important. Please carefully review this Proxy Statement and submit your proxy by the Internet, telephone or mail whether or not you plan to attend the Annual Meeting. If you hold your shares in street name through a broker, bank or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors.

John Kingston, III Secretary

Prides Crossing, Massachusetts
April 19, 2011

AFFILIATED MANAGERS GROUP, INC.
600 Hale Street
Prides Crossing, Massachusetts 01965

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 31, 2011

April 19, 2011

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Affiliated Managers Group, Inc. ("AMG", the "Company", "we" or "us") for use at our 2011 Annual Meeting of Stockholders to be held on Tuesday, May 31, 2011 at 10:00 a.m. Eastern time, at our offices, 600 Hale Street, Prides Crossing, Massachusetts 01965, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to elect eight directors, approve the 2011 Stock Option and Incentive Plan, approve on an advisory basis the compensation of the Company's Named Executive Officers, select on an advisory basis the frequency of the advisory vote on executive compensation, ratify the selection of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as our independent registered public accounting firm for the current fiscal year, and consider and act upon any other matters properly brought before them.

        Important Notice Regarding the Internet Availability of Proxy Materials.    This year, we have again saved significant mailing and printing costs by providing proxy materials to you over the Internet in accordance with Securities and Exchange Commission ("SEC") rules. On or about April 20, 2011, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this Proxy Statement and our 2010 Annual Report on Form 10-K online. The Notice, which cannot itself be used to vote your shares, also provides instructions on how to vote by Internet or by telephone and how to request a paper copy of the proxy materials, if you so desire. Whether you received the Notice or paper copies of our proxy materials, the Proxy Statement and 2010 Annual Report on Form 10-K are available to you at www.proxyvote.com.

        Stockholders of record of the Company's common stock at the close of business on the record date of April 12, 2011 will be entitled to notice of the Annual Meeting and to one vote per share on each matter presented at the Annual Meeting. As of the record date, there were 51,921,772 shares of common stock outstanding and entitled to vote at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes will be counted as present in determining the presence of a quorum. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner on a particular matter with respect to which the broker or other nominee does not have discretionary voting power. Brokers have the discretion to vote their clients' proxies only on routine matters.

        Beginning with the 2010 proxy season, the New York Stock Exchange (the "NYSE") rules made the election of directors in an uncontested election a non-routine item. This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for the election of directors cannot exercise discretion to vote for directors.

        At this year's Annual Meeting, the election of directors (Proposal No. 1), the proposal to approve the 2011 Stock Option and Incentive Plan (Proposal No. 2), the advisory vote on executive compensation (Proposal No. 3), and the advisory vote on the frequency of executive compensation advisory votes (Proposal No. 4) are non-routine items. At our Annual Meeting, only the ratification of our auditors (Proposal No. 5) is a routine matter. It is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.

        Stockholders are requested to submit a proxy by Internet or telephone, or by returning a completed, signed, and dated proxy card or voting instruction form. If you vote by Internet or telephone, you should not return a proxy card or voting instruction form. Shares represented by a properly submitted proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed by the proxy. If a properly executed proxy or voting instruction form is submitted without any instructions indicated, the proxy will be voted FOR the election of each of the nominees for director, FOR the approval of the 2011 Stock Option and Incentive Plan, FOR the approval of the advisory vote on executive compensation, for the ONE-YEAR option on the advisory vote on the frequency of executive compensation advisory votes, and FOR ratification of the selection of PricewaterhouseCoopers as our independent registered public accounting firm for the current fiscal year. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders on such other matters.

        A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. A stockholder of record who voted by Internet or by telephone may also change his or her vote with a timely and valid later Internet or telephone vote, as the case may be. Any stockholder of record as of the record date may attend the Annual Meeting whether or not a proxy has previously been given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. If you hold your shares in street name and would like to change your voting instructions, please follow the instructions provided to you by your broker, bank or other nominee.

        A stockholder may vote in person at the Annual Meeting upon presenting picture identification and an account statement, Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. If you hold your shares in street name, you will need to obtain a proxy from your bank or broker in order to vote in person. The address of the Company is available on the Company's website, www.amg.com, for stockholders who plan to vote in person at the Annual Meeting.

 PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

        Our Board of Directors currently consists of eight members. At the Annual Meeting, eight directors will be elected to serve until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Messrs. Samuel T. Byrne, Dwight D. Churchill, Sean M. Healey, Harold J. Meyerman, William J. Nutt, Patrick T. Ryan and Jide J. Zeitlin, and Dr. Rita M. Rodriguez (collectively, the "Nominees") to serve as directors. Each of the Nominees is currently serving as a director of the Company. As more fully discussed below under "Meetings of the Board of Directors and Committees and Corporate Governance Matters," the Board of Directors has determined that seven of its eight Nominees, Messrs. Byrne, Churchill, Meyerman, Nutt, Ryan and Zeitlin and Dr. Rodriguez, have no material relationship with the Company and are "independent" for purposes of the NYSE listing standards. The Board of Directors expects that each of the Nominees will, if elected, serve as a director for the new term. However, if any person nominated by the Board of Directors is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

        Directors are elected by a plurality of votes cast, and abstentions and broker non-votes will not have any effect on the election of directors.

Recommendation of the Board of Directors

        The Board of Directors believes that the election of each of the Nominees is in the best interests of the Company and its stockholders, and, therefore, unanimously recommends that stockholders vote FOR the election of each of the Nominees.

Information Regarding the Nominees

        The name, age (as of April 1, 2011) and a description of the business experience, principal occupation and past employment and directorships of each of the Nominees during at least the last five years is set forth below. In addition, we have summarized the particular experience, qualifications, attributes and/or skills that the Nominating and Governance Committee and Board of Directors considered as relevant to the determination that each Nominee should serve as a director of the Company.

Name	Age
Samuel T. Byrne(1)(2)(†)	46
Dwight D. Churchill(3)(†)	57
Sean M. Healey	49
Harold J. Meyerman(1)(2)(3)(†)	72
William J. Nutt(3)(†)	66
Rita M. Rodriguez(2)(3)(†)	68
Patrick T. Ryan(1)(3)(†)	52
Jide J. Zeitlin(1)(2)(†)	47

(1)
Member of the Compensation Committee.

(2)
Member of the Nominating and Governance Committee.

(3)
Member of the Audit Committee.

(†)
Independent director, as determined by the Board of Directors in accordance with NYSE listing standards.

        Samuel T. Byrne has been a director of the Company since October 2009. Mr. Byrne is a managing partner and co-founder of CrossHarbor Capital Partners LLC, a leading alternative investment management firm specializing in real estate, as well as distressed securities and private equity. The firm manages institutional capital on behalf of investors globally, including public pension systems, endowments, and such foreign institutions as sovereign wealth funds. Before founding CrossHarbor Capital Partners, Mr. Byrne served as a management consultant advising on corporate restructurings and bankruptcy matters. Prior to that, he was a portfolio manager at Fleet Financial Group and Bank of New England. Mr. Byrne currently serves as Chairman of the Board of the Brookwood School and as Co-Chairman of the Board of Trustees of the Peabody Essex Museum. We believe that Mr. Byrne's qualifications to serve on our Board of Directors include his extensive investment management experience, including his particular expertise in private equity and real estate.

        Dwight D. Churchill has been a director of the Company since February 2010. Mr. Churchill held a number of senior positions at Fidelity Investments before retiring from the firm in early 2009. Having joined Fidelity in 1993, he served as the head of the Fixed Income Division, head of Equity Portfolio Management and President of Investment Services. While at Fidelity, Mr. Churchill also served as the elected chair of the Board of Governors for the 60,000-member Association for Investment Management & Research (now the CFA Institute). Prior to joining Fidelity, Mr. Churchill served as a Managing Director of Prudential Financial, Inc., and as President and Chief Executive Officer of CSI Asset Management, Inc., a subsidiary of Prudential Financial, Inc., and held senior roles at Loomis, Sayles & Company and The Public Employees Retirement System of Ohio. Mr. Churchill also serves on the Boards of Trustees of State Street Global Advisors SPDR ETF Mutual Funds and the Currier Museum of Art, and on the Board of Directors of Legacy Paddlesports LLC, a private company. We believe that Mr. Churchill's qualifications to serve on our Board of Directors include his extensive experience in the investment management industry, including his oversight of internal controls, financial reporting and accounting procedures.

        Sean M. Healey is the Company's Chairman and Chief Executive Officer, roles he has served in since January 2011 and January 2005, respectively. Prior to that time, Mr. Healey served as President and Chief Operating Officer of the Company. Mr. Healey has been a director of the Company since May 2001. Prior to joining the Company in 1995, Mr. Healey was a Vice President in the Mergers and Acquisitions Department at Goldman, Sachs & Co. focusing on financial institutions. He serves as Co-Chairman of the Board of Trustees of the Peabody Essex Museum, and as a member of the Board of Directors of the Boys and Girls Clubs of Boston, the Visiting Committee of the Harvard Law School, and the Board of Trustees of the International Game Fish Association. In 2006, Mr. Healey received a presidential appointment to serve on the President's Export Council, the nation's principal advisory committee on international trade. Mr. Healey received a J.D. from Harvard Law School, an M.A. from University College, Dublin and an A.B. from Harvard College. We believe that Mr. Healey's qualifications to serve on our Board of Directors include his direct knowledge of the Company's strategy and operations through his service as President and Chief Executive Officer of the Company and his extensive experience in the financial services and investment management industries, including his experience in investing in investment management firms.

        Harold J. Meyerman has been a director of the Company since July 1999. Mr. Meyerman retired as a Managing Director of the Global Financial Institutions and Trade Group of The Chase Manhattan Bank in December 1998. His responsibilities at Chase included overseeing the asset management businesses. Before joining Chase, Mr. Meyerman was President and Chief Executive Officer of First Interstate Bank, Ltd., where he also oversaw several boutique asset management firms. Mr. Meyerman currently serves on the Board of Directors of the Huntington Medical Research Institutes and as Chairman of the Board of Trustees of the Palm Springs Art Museum. He formerly served on the Boards of GIVF (Genetics & IVF), Ansett Aircraft Spares & Services, and Island Capital, Ltd, formerly EIC Corporation, Ltd, as Chairman. We believe that Mr. Meyerman's qualifications to serve on our Board of

Directors include his extensive service in the financial services and banking industries, his mergers and acquisitions experience, and his international management and advisory experience.

        William J. Nutt founded the Company in 1993 and has been a director of the Company since that time. Mr. Nutt is the Company's former Chairman, and served as Chief Executive Officer of the Company from 1993 to 2004. Mr. Nutt also served as the Company's President from 1993 to 1999. Prior to founding AMG, Mr. Nutt was President and Chief Operating Officer of The Boston Company and was responsible for its institutional money management business, mutual fund administration, distribution and custody business, and master trustee and custodian business. As Chairman and Chief Executive Officer of The Boston Company's principal subsidiary, Boston Safe Deposit and Trust Company, Mr. Nutt was also responsible for its personal banking and trust business. He serves on the Board of Directors of eSecLending, a private company engaged in institutional securities lending and as Chairman of the Board of Directors of The Ocean Reef Club, a private club community in Key Largo, Florida. We believe that Mr. Nutt's qualifications to serve on our Board of Directors include his extensive history with the Company as its founder and former President and Chief Executive Officer, as well as his substantial experience in the investment management industry prior to founding the Company.

        Rita M. Rodriguez has been a director of the Company since January 2000. Dr. Rodriguez has been a Fellow and Senior Fellow at the Woodstock Theological Center at Georgetown University since September 2002, and from March 1999 to September 2002 served as an international finance consultant. Dr. Rodriguez was formerly a full-time member of the Board of Directors of the Export Import Bank of the United States from 1982 to March 1999. Prior to joining the Export Import Bank Board, Dr. Rodriguez was a professor in the finance faculties at the University of Illinois at Chicago and at Harvard Business School. In addition, Dr. Rodriguez has authored numerous journal articles and books on the subject of international finance. Dr. Rodriguez also serves on the Board of Directors and the Audit Committee of Ensco plc, an international offshore contract drilling company, on the Board of Directors, the Audit Committee and as the Chair of the Corporate Social Responsibilities Committee of Phillips-Van Heusen Corporation, an apparel company, and on the Board of Directors, the Audit Committee and the Risk Committee of the Private Export Funding Corporation. We believe Dr. Rodriguez's qualifications to serve on our Board of Directors include her substantial experience in domestic and international accounting, finance and policy, including her academic finance experience, as well as her extensive experience serving on corporate boards.

        Patrick T. Ryan has been a director of the Company since July 2005. Mr. Ryan currently serves as President, Spend and Clinical Resource segment and on the Board of Directors of MedAssets, Inc. Prior to joining MedAssets, Mr. Ryan served as Chairman and Chief Executive Officer of The Broadlane Group from 2008 until its acquisition by MedAssets in 2010. Additionally, Mr. Ryan currently works with SV Life Sciences as a Venture Partner. From 2004 to 2007, Mr. Ryan served as Chief Executive Officer and as a member of the Board of Directors of PolyMedica Corporation until its sale to Medco Health Solutions, Inc. PolyMedica was a leading direct-to-consumer provider of health care products and services for individuals with chronic diseases. Before joining PolyMedica, Mr. Ryan served as the Chairman and Chief Executive Officer of Physicians Dialysis Inc., one of the nation's largest dialysis providers, until its acquisition by DaVita Inc. in 2004. Previously, Mr. Ryan has also served as a partner at Westway Ventures, a firm specializing in the strategic development of companies in the healthcare and consumer sectors, as President and Chief Executive Officer of PrincipalCare Inc., a company specializing in women's healthcare, as President and Chief Executive Officer of ImageAmerica, Inc., a publicly traded company that provided medical diagnostic imaging services, as Co-Founder and President of R.B. Diagnostics, a company providing diagnostic imaging services, and on the Board of Directors of Hill-Rom Holdings, Inc. He currently serves on the Boards of Ferrer, Freeman and Company, Avon Old Farms School and Atrius Health. We believe Mr. Ryan's qualifications to serve on our Board of Directors include his substantial executive management experience at several public and private companies.

        Jide J. Zeitlin has been a director of the Company since January 2006. Mr. Zeitlin formerly served as a senior investment banker at Goldman, Sachs & Co., where he was elected a partner in 1996, and is currently a private investor. His career at Goldman Sachs included a number of senior management positions in the firm's investment banking division, where he focused on the industrial, consumer and healthcare industries, as well as service in the firm's executive office. Mr. Zeitlin currently serves as Chairman of the Board of Trustees at Amherst College and is a member of the Boards of Milton Academy, the Harvard Business School Board of Dean's Advisors, Teach for America, Doris Duke Charitable Foundation, Montefiore Medical Center, Playwrights Horizons and Common Ground Community. He also serves on the Board of Directors and Audit Committee of Coach, Inc., a designer and marketer of premium handbags and accessories. We believe Mr. Zeitlin's qualifications to serve on our Board of Directors include his substantial experience as a senior executive in a leading investment bank, as well as his extensive service in Board capacities at numerous organizations.

Meetings of the Board of Directors and Committees and Corporate Governance Matters

        During 2010, the Board of Directors met six times. Each member of the Board of Directors attended over 80% of the total number of meetings of (i) the Board of Directors and (ii) all standing committees of the Board of Directors on which such director served. We do not have a formal policy regarding director attendance at an annual meeting of stockholders. Three directors were in attendance at the 2010 Annual Meeting of Stockholders.

        At least annually, the Board of Directors evaluates the independence of our directors in light of the standards established by the NYSE. A majority of our Board of Directors must be "independent" within the meaning of the NYSE listing standards. After its most recent evaluation of director independence, the Board of Directors affirmatively determined that seven of our eight directors, Messrs. Byrne, Churchill, Meyerman, Nutt, Ryan and Zeitlin and Dr. Rodriguez, are "independent" for purposes of the NYSE listing standards. The Board of Directors made these determinations based upon questionnaires completed by each director and individual evaluations of a director's employment or Board of Directors affiliations, and any commercial, family or other relationships, which did not present any transactions for consideration in determining the independence of any such director. Furthermore, in January 2011, the Board of Directors determined that Mr. Nutt, who stepped down as Chief Executive Officer on December 31, 2004, satisfied the three year "look-back" provisions with respect to former employees of the Company and is therefore "independent" in accordance with the NYSE listing standards.

        The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Only independent directors within the meaning of the NYSE listing standards serve on these committees. Each such committee acts pursuant to a written charter adopted by the respective committee. A description of each committee is set forth below.

        Audit Committee.    The Audit Committee currently consists of Dr. Rodriguez and Messrs. Churchill, Meyerman, Nutt and Ryan, with Dr. Rodriguez serving as Chair. Mr. Churchill joined the Audit Committee in February 2010, and Mr. Nutt joined in January 2011. Each of the members meets the independence standards applicable to audit committees under the Sarbanes-Oxley Act of 2002 and the NYSE listing standards and is an audit committee financial expert as defined by the SEC. The Audit Committee's purpose is to assist the Board of Directors in oversight of our internal controls and financial statements and the audit process. The Audit Committee met eight times during 2010. Other members of the Board of Directors attend Audit Committee meetings from time to time at the invitation of the Committee.

        Compensation Committee.    The Compensation Committee currently consists of Messrs. Byrne, Meyerman, Ryan and Zeitlin, with Mr. Ryan serving as Chair. The Compensation Committee is responsible for overseeing our general compensation policies and establishing and reviewing the compensation plans and benefit programs applicable to our executive officers. In that capacity, the

Compensation Committee also administers our stock option and incentive plans. The Compensation Committee met five times during 2010. Other members of the Board of Directors attend Compensation Committee meetings from time to time at the invitation of the Committee.

        Nominating and Governance Committee.    The Nominating and Governance Committee currently consists of Messrs. Byrne, Meyerman and Zeitlin and Dr. Rodriguez, with Mr. Meyerman serving as Chair. The Nominating and Governance Committee is primarily responsible for recommending criteria to the Board of Directors for Board of Directors and committee membership, identifying and evaluating director candidates, overseeing the annual evaluation of the Board of Directors and its committees, and maintaining our Corporate Governance Guidelines.

        The Nominating and Governance Committee may solicit director candidate recommendations from a number of sources, including non-management directors, executive officers and third party search firms. The Nominating and Governance Committee will consider for nomination any director candidates, including director candidates recommended by our stockholders, who are deemed qualified by the Nominating and Governance Committee in light of the qualifications and criteria for Board of Directors membership described below, or such other criteria as approved by the Board of Directors or a committee thereof from time to time. Stockholder recommendations must be submitted to the Nominating and Governance Committee in accordance with the requirements set forth in our By-laws, including those discussed below under the caption "Other Matters—Stockholder Proposals," and any procedures established from time to time by the Nominating and Governance Committee. The Nominating and Governance Committee does not have a specific policy regarding the consideration of stockholder recommendations for director candidates and considers this appropriate because it evaluates recommendations without regard to their source. The Nominating and Governance Committee evaluates any potential conflicts of interest on a case by case basis, to the extent they may arise. The Nominating and Governance Committee met four times during 2010. Other members of the Board of Directors attend Nominating and Governance Committee meetings from time to time at the invitation of the Committee.

        When considering candidates for directorship, the Nominating and Governance Committee takes into account a number of factors, including the following qualifications: the nominee shall have the highest personal and professional integrity and have demonstrated exceptional ability and judgment and the attributes necessary (in conjunction with the other members of the Board of Directors) to best serve the long-term interests of the Company and its stockholders. In addition, the Nominating and Governance Committee reviews from time to time the skills and characteristics necessary and appropriate for directors in light of the then current composition of the Board of Directors, including such factors as business experience, international background, diversity and knowledge of the financial services industry in general and the asset management industry in particular. In considering diversity, the Nominating and Governance Committee considers diversity of background and experience as well as ethnic and other forms of diversity. We do not, however, have a formal policy regarding diversity in identifying nominees for a directorship, but rather, consider it among the various factors relevant to any particular nominee. The Nominating and Governance Committee reviews at least annually our Corporate Governance Guidelines to ensure that we continue to meet best corporate governance practice standards.

        Executive Sessions of Non-management Directors.    Our non-management directors meet in regularly scheduled executive sessions. In accordance with the charter of the Nominating and Governance Committee and the By-laws of the Company, Mr. Meyerman, the Chair of the Committee, also serves as the lead director calling and chairing the executive sessions, including during the annual Board of Directors off-site, and communicating with Mr. Healey, Chairman and Chief Executive Officer.

        Leadership Structure.    Mr. Healey serves as Chairman and Chief Executive Officer, and Mr. Meyerman serves as lead director. The Board of Directors believes that having the same person serve as Chief Executive Officer and Chairman focuses leadership, responsibility and accountability in a single person and that having a lead director provides for effective checks and balances and the ability of the independent directors to work effectively in the board setting.

        Recognizing the importance of the lead director position to the Company, the Board of Directors amended the By-laws of the Company to provide that the lead director will perform many of the functions that an independent chairman would perform. The Board of Directors has appointed Mr. Meyerman as lead director because of his qualifications, including his extensive service in the financial services and banking industries, mergers and acquisitions experience, and international management and advisory experience. Mr. Meyerman's principal responsibilities include serving as a key source of communication between the independent directors and the Chief Executive Officer, and coordinating the agenda for and leading meetings of the independent directors.

        Risk Oversight.    It is a key responsibility of our Chief Executive Officer, Chief Financial Officer, General Counsel, and other members of our senior management team to identify, assess, and manage the Company's exposure to risk. The Board of Directors plays an important role in overseeing management's performance of these functions. The Board of Directors has approved the charter of the Audit Committee, which provides that one of the primary responsibilities of the Audit Committee is the assessment of the Company's policies with respect to risk assessment and risk management. The Audit Committee regularly discusses with management and the Company's independent auditors the Company's risk assessment and risk management processes, including major risk exposures, risk mitigants and the design and effectiveness of the Company's processes and controls to prevent and detect fraudulent activity. Furthermore, the Audit Committee and the Board as a whole receive regular reports from management and our independent auditors on prevailing material risks and the actions being taken to mitigate them. Management also reports to the Audit Committee and the Board on steps being taken to enhance our risk management processes and controls in light of evolving market, business, regulatory, and other conditions.

        Related Person Transaction Oversight.    The Audit Committee is responsible pursuant to its charter for reviewing any related person transaction identified by management and, in accordance with this authority, has determined that there have been no related person transactions requiring disclosure under Item 404(a) of Regulation S-K.

        Stockholder and Interested Party Communications with Non-management Directors or the Board of Directors.    A stockholder or other interested party may communicate directly with Mr. Meyerman, the lead director, by sending a confidential letter addressed to his attention at Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965. Any communications to the full Board of Directors may be directed to John Kingston, III, Vice Chairman, General Counsel and Secretary of the Company, who would, in his discretion, discuss the communications with the Board of Directors at a regular meeting of the Board of Directors.

        Availability of Corporate Governance Documents.    We maintain a Company web site that includes, among other items, the Board of Directors' Corporate Governance Guidelines; the Code of Business Conduct and Ethics applicable to all directors, officers and employees; the Code of Ethics applicable to our Chief Executive Officer, Chief Financial Officer and other senior financial officers; the Insider Trading Policy and Procedures applicable to all directors, officers and employees; and the charters for the Audit, Compensation and Nominating and Governance Committees. This information is available on the "Investor Relations" section of our web site, www.amg.com, under "Corporate Governance", or for the Committee charters under "Board of Directors", but is not incorporated by reference into this Proxy Statement. If we make any substantive amendment to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to the persons covered thereby, we are obligated to disclose the nature of such amendment or waiver, the name of the person to whom any waiver was granted, and the date of waiver on our web site or in a report on Form 8-K.

Information Regarding Executive Officers of the Company

        In February 2011, the Company announced executive management changes. The changes, effective as of May 2, 2011, will be as follows:

    •
    Nathaniel Dalton will become President, in addition to continuing to serve as Chief Operating Officer;

    •
    Jay C. Horgen will become Chief Financial Officer and Treasurer, in addition to continuing to oversee New Investments;

    •
    John Kingston, III will become Vice Chairman, in addition to continuing to serve as General Counsel and Secretary; and

    •
    Darrell W. Crate will resign as Executive Vice President, Chief Financial Officer and Treasurer, and will continue as an employee of the Company.

        The name, age and positions of each of our executive officers, as well as a description of their business experience and past employment during at least the last five years, is set forth below. For the biographical information of Mr. Healey, please see "Information Regarding the Nominees" above.

        Nathaniel Dalton, 44, currently serves as an Executive Vice President and the Chief Operating Officer of the Company. Mr. Dalton has served as an Executive Vice President, with responsibility for AMG's Affiliate Development efforts, since 2001, and was named Chief Operating Officer in 2006. Previously, Mr. Dalton served as a Senior Vice President and the General Counsel of the Company. Prior to joining AMG, Mr. Dalton was an attorney at Goodwin Procter LLP, focusing on mergers and acquisitions, including those in the asset management industry. Mr. Dalton received a J.D. from Boston University School of Law and a B.A. from the University of Pennsylvania.

        Jay C. Horgen, 40, currently serves as an Executive Vice President of the Company, with responsibility for coordinating the Company's new investment activities. Mr. Horgen joined AMG in 2007. Prior to joining AMG, Mr. Horgen was a Founder and Managing Director of Eastside Partners, a private equity firm. From 2000 to 2005, Mr. Horgen served as a Managing Director in the Financial Institutions Group at Merrill Lynch, Pierce, Fenner & Smith Incorporated. Prior to that, he worked as an investment banker in the Financial Institutions Group at Goldman, Sachs & Co. Mr. Horgen received a B.A. from Yale University.

        John Kingston, III, 45, currently serves as an Executive Vice President, General Counsel and Secretary of the Company. He has served as the General Counsel and Secretary of the Company since 2002, and was named an Executive Vice President in May 2006. Prior to joining AMG, Mr. Kingston served as a senior counsel to Miller Anderson & Sherrerd, LLP, a division of Morgan Stanley Investment Management, and was an attorney at Ropes & Gray LLP, focusing on corporate and securities laws issues, with a particular focus on the investment management industry. Mr. Kingston received a J.D. from Harvard Law School, and a B.S. and B.A. from the University of Pennsylvania.

        Darrell W. Crate, 44, currently serves as an Executive Vice President, Chief Financial Officer and Treasurer of the Company, roles he has served in since 2001. Prior to that time, Mr. Crate served as a Senior Vice President and the Chief Financial Officer of the Company. Prior to joining AMG, Mr. Crate was a Managing Director in the Financial Institutions Group of Chase Manhattan Corporation focusing exclusively on investment management firms. Mr. Crate received an M.B.A. from Columbia Business School and a B.A. from Bates College.

 Compensation Discussion and Analysis

Introduction

        Our executive compensation program has been structured over the long-term to further two basic objectives: first, that executive compensation should be closely aligned with stockholder value creation and our performance as measured by our Economic Net Income per share, or "Economic earnings"; and second, that executive compensation should be designed to attract, motivate and retain the services of key members of our senior management.

        The Compensation Committee recognizes that key members of AMG's senior management team (Mr. Healey (the Company's Chairman and Chief Executive Officer) and others) have served the Company and its shareholders together for nearly fifteen years, establishing a track record of strong Economic earnings and stock price performance throughout that period. In particular, since the time of the Company's public offering through April 11, 2011, AMG's cumulative total stockholder return is 575%, exceeding the 220% return of its peers, the 74% return for the Standard & Poor's 500 Index, and the -20% return for the Standard & Poor's 500 Financial Sector Index.

        The Committee believes that the strength of the senior management team and the continuity of their tenure together have provided an essential cornerstone for the success of AMG through this period, and, therefore, retaining key team members is an important Committee priority. With these objectives, in any given year, the Compensation Committee reviews and primarily considers the increases in stockholder value and Economic earnings performance over the short and long run, and makes determinations about compensation to motivate and retain the services of senior management.

        In 2010, AMG's financial performance on an absolute basis as well as relative to its publicly traded asset management industry peer group was very strong, with Economic earnings and stock price growth approximating or exceeding the 75th percentile (depending on the measure) for such peer group. The Compensation Committee reviewed and considered AMG's record growth during the year across all areas of its business, as well as the positioning of the business for future growth around the globe.

        Specifically, the Compensation Committee considered that:

  •
  AMG's assets under management grew to approximately $320 billion at year end, an increase of 54% over the prior year.

  •
  AMG's Economic earnings increased 61% over 2009, and Economic earnings per share grew to $6.09, an increase of 39% over 2009.

  •
  AMG's stock price grew to $99.22, an increase of 47% over year end 2009.

  •
  As AMG's global distribution efforts expanded, and non-U.S. clients grew as a proportion of the Company's overall client base (now comprising 55% of AMG's EBITDA), net client cash flows accelerated over the course of the year, and totaled $9.4 billion for 2010.

  •
  AMG closed investments in Aston Asset Management LLC, Artemis Investment Management Ltd, Pantheon, and Trilogy Global Advisors in 2010, and a total of six investments from mid-2009 through the end of 2010, which further increased the Company's diversification and exposure to Global and Emerging Markets equity and Alternative products as well as non-US clients.

        In making the 2010 compensation determinations outlined below, the Compensation Committee considered management's performance over the short and long term, and its objectives to align compensation arrangements with key stockholder value and financial performance measures and motivate and retain Mr. Healey and other senior management team members who have contributed to the Company's ongoing success.

Our Executive Compensation Program

        We believe that an executive officer's total compensation should be comprised principally of equity and performance-based cash compensation, to best align compensation with increases in stockholder value. Our Compensation Committee believes that in order to retain key management team members with a long-term track record of success, total compensation should be appropriate relative to the marketplace for the services of our Named Executive Officers.

        We assess this marketplace by reviewing the compensation paid to executive officers performing similar functions at other companies in the investment management industry. In particular, executive officer compensation is reviewed against a peer group of publicly traded asset management companies comprised of AllianceBernstein Holding L.P., Ameriprise Financial, Inc., BlackRock, Inc., Eaton Vance Corp., Federated Investors, Inc., Franklin Resources, Inc., Invesco Ltd., Janus Capital Group Inc., Legg Mason Inc., T. Rowe Price Group, Inc., and Waddell & Reed Financial, Inc., as well as against a range of alternative investment and other investment management firms comprising the marketplace for the services of our executive officers. In reviewing this universe, we give consideration to the fact that certain of these companies are more closely comparable to the Company, and accordingly consider the relative comparability of the companies in our assessment of various compensation structures and arrangements. Specifically, we consider which companies are most comparable with respect to size (market capitalization and assets under management) and general business profile (those companies that have similarly specialized equities and alternative investment management capabilities, or with similar business strategies). We also consider the senior management profile of a company in determining compensation comparability (for example, the extent to which founders serve in key senior management roles). While the Compensation Committee reviews peer compensation for comparison purposes, this review is not the determining factor and is only one of many factors that are considered by the Compensation Committee in setting compensation.

        As the Committee evaluates competitive compensation arrangements, it considers the overall compensation package to be paid to our executive officers, and in the event that long-term performance objectives are achieved, total compensation is targeted in the top quartile for comparable positions at peer group public companies. In light of the Committee's objective to align compensation with increases in stockholder value, the Committee generally intends that the most substantial portion of compensation be equity-based, with the second largest component being performance-based cash compensation. When determining performance-based cash compensation levels, we consider our Economic earnings performance in the short-term and long-term. We consider Economic earnings the most important measure of our financial performance, as it represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms. (See our 2010 Annual Report on Form 10-K for further detail on the calculation of Economic earnings.) In addition to our equity and performance-based cash compensation, we also utilize competitive base salaries and some limited perquisite compensation tools that the Committee deems appropriate to meet the objective of retaining key members of senior management.

Our Compensation Committee

        The Committee oversees our general compensation policies, establishes and reviews the compensation plans and benefit programs applicable to our executive officers, and administers our stock option and incentive plans.

        The Committee currently consists of Messrs. Byrne, Meyerman, Ryan and Zeitlin, with Mr. Ryan serving as the Chair. Each of Messrs. Byrne, Meyerman, Ryan and Zeitlin has significant experience in compensation matters as a result of their service as executive officers or advisors to various public and private companies. The Committee's agenda and meeting calendar is determined by the Committee, with input (as appropriate) from Mr. Healey, who generally attends meetings at the request of the Committee.

In his capacity as Chief Executive Officer, Mr. Healey takes an active role in discussions with the Committee concerning the compensation of other members of executive management and the design of long-term and equity incentive plans, but does not participate in discussions regarding his own performance goals, contributions or compensation, which occur in executive sessions of the Committee and in meetings of the Committee with our independent compensation consultant. The Committee also invites Mr. Kingston, Executive Vice President and General Counsel, to attend certain meetings to discuss the design, implementation and administration of long-term incentive, equity incentive and deferred compensation plans. The Committee has the sole authority for approving the compensation of our executive officers and the performance goals related to such plans and programs.

        The Committee regularly meets without management team members present, and the Chair from time to time requests that all other independent directors meet with the Committee in executive session. The Committee's independent compensation consultant participates in conference calls and meetings without management present at key points throughout the year, including conference calls and meetings with the Chair of the Committee.

Compensation Consultants

        In 2010, the Committee again engaged an independent outside executive compensation consulting firm, Thomas E. Shea & Associates, LLC ("Shea & Associates"), to assist the Committee with compensation matters, including providing peer universe benchmarking information and an independent analysis of how our executive and board compensation policies and practices compared to those of the peer universe. In addition to a review of compensation arrangements across the industry, the analysis provided by Shea & Associates also considered financial metrics for our peers, including market capitalization, assets under management, various measures of profitability, and stock price performance. In order to prepare its analysis for the Committee, Shea & Associates met from time to time with senior management.

        Shea & Associates, which provides no other services to us, reported its findings directly to the Committee. In setting executive officer compensation levels, the Committee considered the comparative compensation analyses provided by Shea & Associates, and then applied the collective experience and judgment of the Committee to such data (and the relative significance of the various comparative universe components) to make compensation determinations. In setting director compensation levels, Shea & Associates made recommendations to the Committee, and the Committee made its compensation determinations after considering such recommendations. A representative of Shea & Associates regularly met outside of formal Committee meetings with Committee members, particularly with the Committee Chair, at key points throughout the year. In addition, a representative of Shea & Associates attended two meetings of the Committee in 2010, updating the Committee on the status of compensation surveys, and also making recommendations regarding executive officer and director compensation levels, which the Committee has applied in its judgment in making final compensation determinations.

2010 Compensation Process and Elements

2010 Compensation Process

        Executive compensation has continued to be a matter of great importance to the Company, and over recent years, executive retention has become a matter of ongoing significance for its Compensation Committee, given the strong performance of the Company since going public in 1997 and the increasing visibility of the executive team in the marketplace.

        The Compensation Committee worked with Shea & Associates throughout 2010 to explore a variety of additional long-term stock ownership plan alternatives to balance AMG's historical reliance on stock options with competitive and affordable retention tools. After a review of possible alternatives, the Committee implemented a long-term equity interests plan in December 2010 providing an additional long-term tool to retain management, while aligning incentives with the creation of shareholder value. Under the plan, equity interests may be granted to management from time to time, with vesting, forfeiture and repurchase agreements established under the plan and by the Compensation Committee at the time of grant.

        In addition, consistent with the Compensation Committee's long-standing use of stock options as an equity compensation tool, in July and December 2010 the Committee granted options to executive officers under the stockholder-approved 2006 Stock Option and Incentive Plan (the "2006 Option Plan"). Consistent with our retention objectives, the awards granted were subject to vesting and forfeiture provisions.

        In 2010, as over the past decade, a meaningful portion of our total compensation is performance-based, because we believe that senior management compensation should be tied to our financial performance and increases in stockholder value. The Committee initiated the annual process for establishing appropriate compensation targets and benchmarks for 2010 during the final Committee meetings of 2009, as the Committee reviewed the principles and continuing effectiveness of the compensation program with the assistance of Shea & Associates. At its January 2010 meetings, the Committee evaluated the appropriate target Economic earnings per share growth rate for 2010, reviewing historical growth rates, prevailing business conditions, and expectations for continuing growth. In evaluating our most recent performance to determine the baseline growth target for the upcoming year, the Committee applies its judgment to make adjustments for specific factors that influenced recent growth rates, including market conditions, the timing of transactions, new financing arrangements and changes in the corporate capital structure, the relative levels of management and performance fees, and any recent or anticipated one-time events.

        In preparation for the determinations to be made by the Committee at the end of the year, various members of the Committee (and particularly the Committee Chair) conducted a series of conference calls with Shea & Associates outside of formal meetings to consider cash bonus compensation of our peer universe and potential bonus arrangements. The Committee also met in December 2010 and reviewed updated estimates concerning our performance, as well as potential executive officer bonuses. In that review and consideration, the Committee was not constrained by any particular performance targets for the Company or for any particular Named Executive Officer. In determining how much bonus to pay, the Committee considered a market cash bonus compensation analysis of our peer universe as part of developing a total compensation package that was competitive relative to the marketplace for our Named Executive Officers. In addition, although the Committee does not have specific targets that it applies to such evaluation, the Committee also considered our performance and the various factors that may have affected such performance in that year (including market conditions, the possible timing of transactions and new financing arrangements, and the relative levels of management and performance fees), as well as the performance relative to the peer universe. Finally, the Committee also evaluated final compensation determinations in the context of its objective to maximize financial performance and realize appropriate growth returns for our stockholders.

        At the end of 2010, based upon our performance and the most current peer universe compensation information, the Committee then reviewed 2010 compensation arrangements and made final performance-based cash compensation and option grant determinations.

        The Company's Named Executive Officer 2010 compensation amounts and compensation grants are discussed in greater detail in the following sections, and in the Executive Compensation Tables section.

2010 Compensation Elements—Cash Base Salary

        We pay cash base salary because it forms the foundation of any competitive total compensation package. In determining base salary levels for our executive officers, the Committee takes into account the executive's scope of responsibility, performance and salary history as well as internal consistency within our salary structure. In addition, the Committee annually reviews the base salary being paid to executive officers of other public companies in the peer universe.

        Because the Committee believes that equity and performance-based cash compensation should constitute the substantial majority of compensation paid to our Named Executive Officers, we target the level of cash base salary at the median for comparable positions in our public company peer group. In light of the Committee's philosophy and the factors stated above, the Committee determined that 2011 base salaries would again remain unchanged from 2006 levels.

        Based on the 2009 and recently completed 2010 data analysis by Shea & Associates of peer group base salaries, as a group the base salaries of the Named Executive Officers continues to be in line with the peer group median, and the base salary for Mr. Healey also continues to be in line with peer group median—consistent with the Committee's compensation philosophy and targets.

2010 Compensation Elements—Performance-based Cash Compensation

        The substantial majority of our total compensation is performance-based, because we believe that senior management compensation should be tied to our financial performance and increases in stockholder value. In designing our performance-based cash compensation arrangements, the Committee believes that such compensation should be awarded in the event that we meet the Committee's expectations for Economic earnings and its objective that a certain level of financial performance and returns for our stockholders be achieved, along with maintaining the financial strength of the Company. Under these arrangements, baseline levels of Economic earnings must be achieved before executive officers are entitled to earn performance-based cash compensation, and higher growth rates in any given year may result in relatively higher compensation payouts.

        Our annual cash incentives are awarded under our 2000 Executive Incentive Plan (the "Executive Incentive Plan"). At its January 2010 meetings, the Committee evaluated the appropriate target Economic earnings per share growth rate for 2010, reviewing historical growth rates, prevailing business conditions, and expectations for growth. In evaluating our most recent performance to determine the baseline growth target for 2010, the Committee applied its judgment to make adjustments for specific factors that influenced recent growth rates, including market conditions, the timing of transactions, new financing arrangements and changes in the corporate capital structure, the relative levels of management and performance fees, and any recent or anticipated one-time events. At this meeting, the Committee established the Economic earnings per share growth rate target for 2010 and the formula by which the incentive pool under that plan would be determined. In addition to a baseline earnings target (for 2010, this target was $4.00 of Economic earnings per share), which would establish an initial discretionary bonus pool of $15.0 million, achievement of a secondary growth target (in 2010, this secondary target was 15% Economic earnings growth), would increase the potential pool for executive officers with Economic earnings above this growth level.

        The Committee also established for each participant in the plan the percentage share of the pool that he could earn if the performance target were met, as required under Section 162(m) of the Internal Revenue Code. In 2010, the maximum percentage share allocable to the executive officers were as follows: Sean M. Healey, 40%; Darrell W. Crate, 20%; Nathaniel Dalton, 20%; Jay C. Horgen, 12.5%; and John Kingston, III, 7.5%.

        In preparation for the determinations to be made by the Committee at the end of the year, various members of the Committee (and particularly the Committee Chair) conducted a series of conference calls with Shea & Associates outside of formal meetings to consider cash bonus compensation of our peer universe and potential bonus arrangements. The Committee then met in December 2010 and reviewed the Company's performance and potential cash incentive bonuses.

        In 2010, we achieved growth of 61% in Economic earnings and 39% in Economic earnings on a per share basis; given that record growth, under the Executive Incentive Plan formula $38 million was available for payment. Under the Compensation Committee's approach to performance-based compensation, although the performance targets determine the amount available for the payment of bonuses (or, a ceiling for such payments), the Committee uses its independent judgment (guided by the analyses provided by the Committee's independent compensation consultant) to determine the amount of bonus actually paid to each Named Executive Officer, without being constrained by any particular formula (except to the extent of the ceiling of the total pool, or for individual executive officers). In determining the amount of the bonus to pay, the Committee considered a market cash bonus compensation analysis of our peer universe in developing a total compensation package that was competitive relative to the marketplace for our Named Executive Officers. In making this assessment, the Committee considered Shea & Associates' 2010 peer group review.

        In addition, the Committee evaluates the application and effectiveness of its "pay for performance" principles over the longer term, and in 2010 considered the fact that AMG had outperformed its peers on a longer term basis, with stock price growth and Economic earnings in the 75th percentile. Shea & Associates also provided our Compensation Committee with comprehensive comparator company salary, cash incentive bonus, and long-term equity and total direct compensation pay data for the prior three years, along with analyses of AMG's historical pay levels relative to the comparators' 25th percentile, median and 75th percentile pay levels. Finally, the independent compensation consultant provided projections of compensation activity across the financial services industry for 2010, based upon survey and financial press data.

        In addition, although the Committee does not have specific targets that it applies to such evaluation, the Committee also considered our performance and the various factors that may have affected such performance in that year (including market conditions, the possible timing of transactions and new financing arrangements, and the relative levels of management and performance fees), as well as the 2010 performance relative to the peer universe. Finally, the Committee also evaluated final compensation determinations in the context of its objective to maximize financial performance and realize appropriate growth returns for our stockholders.

        The Committee determined to reduce the cash incentive pool payable to our executive officers to $18.4 million, leaving $19.6 million in additional cash incentive pool the Committee determined should not be issued. In making the specific determinations for each executive officer, the Committee observed that consistent with AMG's performance above comparators' medians in 2009, performance bonus levels were between the comparator medians and 75th percentiles, and that broader competitive market projections indicated that 2010 bonuses would be increasing (in comparison to 2009 levels), and the shift from short-term cash compensation to greater use of longer-term equity awards.

        Based on a recently completed analysis by Shea & Associates of peer group 2010 pay levels, as a group the 2010 cash incentives paid to the Named Executive Officers were slightly lower than the peer group 75th percentile target, while the cash incentives for Mr. Healey were in line with the 75th percentile target—consistent with the Committee's compensation philosophy and targets for a year in which the Company achieved top quartile performance levels.

        The Committee's determinations regarding the amount of performance-based cash compensation to be paid to each executive officer are set forth in the Summary Compensation Table.

2010 Total Cash Compensation Levels

        Based on a recently completed analysis by Shea & Associates of peer group 2010 pay levels, as a group the 2010 total cash compensation levels (salaries plus cash incentives) paid to the Named Executive Officers were slightly lower than the peer group 75th percentile level, while the total cash compensation for

Mr. Healey was in line with the 75th percentile target—consistent with the Committee's compensation philosophy and targets for a year in which the Company achieved top quartile performance levels.

2010 Compensation Elements—Equity-based Compensation Awards

        We believe that equity-based compensation awards provide long-term incentives that further the Committee's objective to increase stockholder value and retain our senior management team. While the Committee does not follow a strict formula in determining the overall compensation package to be paid to an executive officer, in light of our objective to align compensation with increases in stockholder value, the Committee generally intends that the most substantial portion of total compensation be equity-based.

        The Committee grants equity-based incentive compensation awards on the basis of our historical performance (both in terms of Economic earnings growth and increase in stockholder value) and the individual executive officer's contributions to that performance, as well as the expected contribution of the executive officer to our future performance. The Committee also considers the relationship of equity-based compensation awards to the performance-based cash compensation to be paid to each executive officer in any particular year. The Committee further considers equity ownership, including the relative size and structure of historical grants and the portions of an award that are not yet vested, of our executive officers. In addition, the Committee considers the performance and equity-based compensation levels of the Company and our individual executive officers in relationship to the peer group universe, as well as the comparative levels of equity ownership of individual officers at such companies.

        In 2010, the Committee made its determinations concerning total equity grants with the assistance of Shea & Associates, based on the analysis of AMG performance and compensation and equity ownership levels relative to our asset management comparators and the consultants' projections concerning general executive compensation market trends among the universe of financial institutions who are relevant competitors for executive talent, as well as projected future management ownership levels relative to AMG's growth over multi-year time horizons. The Committee evaluates the application and effectiveness of its "pay for performance" principles over the longer term, and observed that AMG had outperformed its peers over the longer term, with Economic earnings and stock price growth in the 75th percentile since the Company went public in 1997. Against that backdrop, our independent compensation consultant provided our Compensation Committee with comprehensive comparator company long-term equity and total direct compensation pay data for the prior three-years, along with analyses of AMG's historical pay levels relative to the comparators' 25th percentile, median and 75th percentile pay levels. Finally, the independent compensation consultant provided projections of compensation activity across the financial services industry for 2010, based upon survey and financial press data, with broader market projections indicating that long-term stock and incentive awards would likely increase as many financial institutions continued to pay a larger portion of compensation in the form of equity awards.

        The Compensation Committee also worked with Shea & Associates throughout 2010 to explore a variety of additional long-term stock ownership plan alternatives to balance AMG's historical reliance on stock options with competitive and affordable retention tools. After a review of possible alternatives, the Committee implemented the Long-Term Equity Interests Plan (the "2010 Long-Term Equity Plan") in December 2010 providing an additional long-term tool designed to retain management, while aligning incentives with the creation of shareholder value. Under the plan, equity interests may be granted to management from time to time, with vesting, forfeiture and repurchase agreements established under the plan and by the Compensation Committee at the time of grant. The equity interest structure is similar to the equity structure employed with AMG Affiliate principals, with a ratable portion of ownership interests in all Affiliates transferred to a partnership, with grants to management of equity interests that have no cash flow interests through 2018.

        Given the Committee's objective to utilize additional long-term stock ownership tools for retention and incentive, and the potential stability of the long-term equity interests as a tool, the Committee determined to grant long-term equity interests to senior management. The equity interest grant was subject to vesting over four years, and given liquidity restrictions, a requirement that management hold portions of the equity for a minimum of 8 years, in a structure that encourages management to hold the equity interests through retirement. (The value of awards was determined at the date of grant using a discounted cash flow analysis, with key valuation assumptions including projected assets under management and fee rates, and discount rates utilizing industry market data and historical assumption experience.)

        Consistent with the Compensation Committee's long-standing use of stock options as the primary equity compensation tool, in July and December 2010 the Committee granted options to executive officers under the stockholder-approved 2006 Stock Option Plan in grant amounts consistent with past grants.

        The Company's Named Executive Officer 2010 equity compensation grants are discussed in greater detail in the Executive Compensation Tables section.

2010 Total Direct Compensation Levels

        Based on a recently completed analysis by Shea & Associates of peer group 2010 pay levels, as a group the 2010 total direct compensation levels (salaries, cash incentives, long term equity and retention awards) paid to the Named Executive Officers was in the top quartile of the peer group, as it was for Mr. Healey—consistent with the Committee's compensation philosophy and targets for a year in which the Company achieved top quartile performance levels.

Other Incentive and Retention Programs

        In 2005, the Committee established an Executive Retention Plan to provide it with additional flexibility to meet its objective to retain our executive officers. From time to time, the Committee determines that long-term compensation with vesting and forfeiture provisions is an effective and appropriate retention tool, and may make grants to officers through a trust vehicle in which an officer may choose to invest in our common stock, Affiliate investment products, or cash accounts. In the event that awards in the Executive Retention Plan are forfeited, they are allocated on a pro rata basis to all other remaining participants in the trust. As discussed in further detail in the Outstanding Equity Awards at 2010 Fiscal Year-End Table, the Committee last made Executive Retention Plan grants in 2005 and no new grants were made in 2010.

        In 2006, the Committee established the Deferred Compensation Plan to provide additional retirement plan flexibility for our officers. The plan provides officers and directors the opportunity to voluntarily defer compensation on a pre-tax basis, and invest such deferred amounts in one or more specified measurement funds. In 2010, no executive officer or director elected to defer compensation under the Deferred Compensation Plan.

Other Elements of Compensation

        We provide a 401(k) Profit Sharing Plan for all employees and generally contribute a percentage of compensation to such plans. We also provide other benefits such as medical, dental and life insurance and disability coverage to all eligible employees.

Perquisites

        Our perquisite compensation is in the lowest quartile of our public company peer group, as we use only certain perquisite tools (such as financial counseling and medical services, and use of Company aircraft) deemed appropriate by the Committee to meet the objectives of retaining key members of senior management, and optimizing the use of their time and services to the Company.

Potential Severance or Change in Control Compensation and Benefits

        We do not have employment or individual change in control agreements with our executive officers or directors, and possible changes in control are addressed through the acceleration of vesting of equity.

        Upon our change of control, option vesting pursuant to our stock option and incentive plans and the payout of awards under the Executive Incentive Plan and the 2010 Long-Term Equity Plan would be accelerated for our executive officers, as well as for any of our employees participating in such plans.

        In the event of our change of control, as of December 31, 2010, awards held by Named Executive Officers (as defined below in the Executive Compensation Tables section) would have accelerated as set forth below. The market value amounts in the table have been calculated using a share price of $99.22, which was the closing price of a share of our common stock on December 31, 2010. The market value associated with the acceleration of options has been calculated by using the "spread" value of the options ($99.22 minus the applicable option exercise price) and multiplying it by the number of shares underlying the option that would accelerate. The value associated with the acceleration of units of profits interest awarded under the 2010 Long-Term Equity Plan represents the value of the unvested portion of the award as of December 31, 2010.

Named Executive Officer	Accelerated Options/ Market Value	Accelerated Distribution under the Executive Incentive Plan (# Shares)/Market Value	Accelerated Distribution under the 2010 Long-Term Equity Plan (# Units)/Value
Sean M. Healey	678,158/$21,718,178	133,052/$13,201,419	178.57/$3,750,000
Darrell W. Crate	339,079/$10,859,089	66,526/$6,600,710	89.29/$1,875,000
Nathaniel Dalton	339,079/$10,859,089	66,526/$6,600,710	89.29/$1,875,000
Jay C. Horgen	273,816/$8,817,055	38,015/$3,771,848	89.29/$1,875,000
John Kingston, III	115,154/$3,727,867	19,008/$1,885,974	53.57/$1,125,000

        We entered into a Transition and Advisory Services contract with Mr. Crate in February 2011 in connection with his resignation, effective as of May 2, 2011, as Executive Vice President, Chief Financial Officer and Treasurer. Following such date, Mr. Crate will continue to serve as an employee providing advisory services on an on-going basis to the Company through February 2016. In 2011, Mr. Crate will be eligible to receive compensation for his service to the Company in line with his past compensation, all to be determined by the Board of Directors in its compensation determinations at the end of the year. Mr. Crate's equity awards will continue to remain outstanding, and he will be subject to on-going non-competition and other customary covenants.

Risk Considerations in our Compensation Programs

        The Compensation Committee has discussed the concept of risk as it relates to our compensation programs with management and Shea & Associates. The Compensation Committee does not believe the goals or the underlying philosophy of our compensation programs encourage excessive or inappropriate risk taking, nor that these programs not create risks that are reasonably likely to have a material adverse effect on the Company.

        Throughout our compensation structure, compensation is aligned with increases in stockholder value, and therefore our compensation arrangements do not encourage inappropriate risk taking. The executive officers' salaries are fixed in amount, while bonuses are tied to overall corporate performance, and a substantial portion of compensation is in the form of long-term equity awards that further align executives' interests with those of the Company's shareholders. These awards do not encourage excessive or inappropriate risk-taking given that the value of the awards is tied to the Company's stock price, and the awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Stock Ownership Guidelines

        As part of our equity-based compensation policies, the Committee approved stock ownership guidelines for our executive officers in 2005. We believe that stock ownership guidelines (which are currently established by the Committee as a multiple of five times base salary, to be achieved over five years from the later of the implementation of these guidelines or becoming an executive officer of the Company) further align the interests of executive officers with those of our stockholders.

Equity Grant Policy

        We grant all equity awards, including options, under the terms of an equity grant policy. Generally, we grant equity awards (other than new hire grants) at regularly scheduled meetings of the Committee, with new hire grants occurring at other meetings (or by written action of all Committee members) as appropriate.

        The Committee will not approve any equity award grants on any date when it believes, in its reasonable judgment, that there is material non-public information that is reasonably likely to impact the price of our common stock.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time, and any corresponding provisions of any succeeding law (the "Code") places a limit on the tax deduction for compensation in excess of $1 million paid to any "covered employee" of a publicly held corporation (generally the corporation's chief executive officer and its next three most highly compensated executive officers, excluding the chief financial officer, in the year that the compensation is paid). Under the Long-Term Executive Incentive Plan, performance compensation paid to such covered employees is intended to be deductible by us. In implementing our compensation policies during fiscal 2010, we considered, among other things, the Long-Term Executive Incentive Plan and the opportunities it affords to preserve the tax deductibility of compensation to executive officers. The Committee also fixes for each participant the percentage share of the pool that the participant can earn, after considering the internal consistency of such allocation.

        The Committee's policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted while providing our executive officers with appropriate rewards for their performance.

Compensation Committee Report

        The Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

PATRICK T. RYAN, Chair
SAMUEL T. BYRNE
HAROLD J. MEYERMAN
JIDE J. ZEITLIN

 Executive Compensation Tables

        The following tables provide information regarding the compensation arrangements for the Company's Chief Executive Officer, Chief Financial Officer and the Company's three other most highly compensated executive officers (collectively, the "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Stock Awards ($)		Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Sean M. Healey	2010	750,000	7,000,000	5,000,000	(4)	7,074,000	144,321	19,968,321
President and Chief	2009	750,000	5,000,000	7,000,000	(5)	5,143,500	138,269	18,031,769
Executive Officer	2008	750,000	5,400,000	—		4,009,676	269,328	10,429,004
Darrell W. Crate	2010	500,000	3,500,000	2,500,000	(4)	3,537,000	108,515	10,145,515
Executive Vice	2009	500,000	2,500,000	3,500,000	(5)	2,571,750	94,676	9,166,426
President, Chief	2008	500,000	2,700,000	—		2,004,838	196,631	5,401,469
Financial Officer and
Treasurer
Nathaniel Dalton	2010	500,000	3,500,000	2,500,000	(4)	3,537,000	61,127	10,098,127
Executive Vice	2009	500,000	2,500,000	3,500,000	(5)	2,571,750	60,574	9,132,324
President and Chief	2008	500,000	2,700,000	—		2,004,838	99,698	5,304,536
Operating Officer
Jay C. Horgen	2010	500,000	3,250,000	2,500,000	(4)	2,829,600	64,323	9,143,923
Executive Vice	2009	500,000	1,500,000	2,000,000	(5)	2,057,400	39,067	6,096,467
President	2008	500,000	1,500,000	—		1,670,703	58,177	3,728,880
John Kingston, III	2010	350,000	1,100,000	1,500,000	(4)	1,179,000	48,396	4,177,396
Executive Vice	2009	350,000	700,000	1,000,000	(5)	857,250	45,262	2,952,512
President, General	2008	350,000	750,000	—		723,969	62,579	1,886,548
Counsel and Secretary

(1)
These figures represent performance-based cash incentive awards pursuant to the Executive Incentive Plan.

(2)
The grant date fair value of stock options was determined using the Black-Scholes option pricing model based on the assumptions discussed in Note 23 to the Company's financial statements for the year ended December 31, 2010 included in our Annual Report on Form 10-K. The stock option awards granted in 2010 under the 2006 Option Plan vest in 25% increments beginning on each of December 31, 2011, 2012, 2013 and 2014.

(3)
For 2010, all other compensation consisted of (i) contributions by the Company under its 401(k) Profit Sharing Plan in the amount of $24,500 on behalf of each Named Executive Officer, (ii) financial service benefits (an allowance for financial planning and tax preparation advice) for each Named Executive Officer, including such benefits in the amount of $85,589 and $56,000 for Messrs. Healey and Crate, respectively, (iii) personal physician benefits with respect to each Named Executive Officer, (iv) aircraft usage benefits with respect to each of Messrs. Healey, Crate, Dalton, and Horgen, and (v) insurance premiums paid by the Company with respect to term life and long-term disability insurance policies on behalf of each Named Executive Officer. This amount does not reflect a distribution of $87,824 to Mr. Horgen in connection with a 2007 award under the Deferred Compensation Plan (such award was previously reported in the Company's 2008 Proxy Statement).

  This award became fully vested on March 30, 2007, is distributable in four annual 25% increments beginning in 2009, and is invested in shares of the Company's common stock at the election of Mr. Horgen.

(4)
As further discussed in the Compensation Discussion and Analysis, in December 2010 the Compensation Committee adopted the 2010 Long-Term Equity Plan, providing the Company with an additional long-term retention tool designed to align incentives of the Company's management with the creation of shareholder value. Under the 2010 Long-Term Equity Plan, units of profits interests in the Company's affiliates may be granted to the Company's management from time to time, with vesting, forfeiture and repurchase arrangements established under the plan and by the Compensation Committee at the time of grant. Awards of profits interests units were granted in December 2010. The awards vest in 25% increments on each of December 31, 2010, 2011, 2012 and 2013. Recipients of these awards may require the Company to purchase a portion of their units of profits interests beginning in 2015, and have certain interests in profits beginning in 2018. As discussed under "Share-Based Compensation" in the Company's financial statements for the year ended December 31, 2010 included in our Annual Report on Form 10-K, the fair value of each unit of profits interest was determined using a discounted cash flow analysis. Key valuation assumptions include projected assets under management and fee rates, and discount rates utilizing industry market data and historical experience in making these assumptions.

(5)
In April 2009 the Compensation Committee developed, under the Executive Incentive Plan, a long-term, highly back-loaded cumulative vesting five year retention plan for the Company's management, subject to meeting the performance target set by the Compensation Committee. To advance the retention and incentive objectives of the Committee, 80% of the grant vests at the end of years four and five of the program, and all pay-outs are deferred until 2014, ensuring that participating management team members have a strong incentive to continue to serve the Company over a minimum five-year time horizon. In April 2009, each of the Named Executive Officers was granted a performance-based award that was notionally invested in shares of the Company's common stock. The applicable performance target has been attained and, therefore, 10% of the award vested on December 31, 2010, 10% of the award will vest on December 31, 2011, and 40% of the award will vest on each of December 31, 2012 and December 31, 2013, in each case, subject to the recipient remaining employed on such date (with an exception for terminations due to death or disability). To the extent vested, the awards will be settled in January 2014. The awards, in the discretion of the Compensation Committee, may or may not be settled in shares of the Company's common stock. The aggregate grant date fair market value of these awards is based on the closing stock price of the Company's common stock on the date of grant.

 Grants of Plan-Based Awards in Fiscal Year 2010

								Grant Date Fair Value of Units of Profits Interests or Option Awards ($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Units of Profits Interests (2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
							Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Sean M. Healey	7/20/10					150,000	62.91	2,746,500
President and Chief	12/14/10					150,000	95.82	4,327,500
Executive Officer	12/31/10				238.10			5,000,000
		4,600,000	7,000,000	15,200,000
Darrell W. Crate	7/20/10					75,000	62.91	1,373,250
Executive Vice	12/14/10					75,000	95.82	2,163,750
President, Chief	12/31/10				119.05			2,500,000
Financial Officer		2,300,000	3,500,000	7,600,000
and Treasurer
Nathaniel Dalton	7/20/10					75,000	62.91	1,373,250
Executive Vice	12/14/10					75,000	95.82	2,163,750
President and	12/31/10				119.05			2,500,000
Chief Operating		2,300,000	3,500,000	7,600,000
Officer
Jay C. Horgen	7/20/10					60,000	62.91	1,098,600
Executive Vice	12/14/10					60,000	95.82	1,731,000
President	12/31/10				119.05			2,500,000
		1,400,000	3,250,000	4,750,000
John Kingston, III	7/20/10					25,000	62.91	457,750
Executive Vice	12/14/10					25,000	95.82	721,250
President, General	12/31/10				71.43			1,500,000
Counsel and		900,000	1,100,000	2,850,000
Secretary

(1)
These figures represent the portion of the aggregate Executive Incentive Plan pool allocated to each Named Executive Officer in connection with certain performance thresholds relating to the Company's Economic earnings for 2010, as further discussed in the Compensation Discussion and Analysis; at the outset of 2010, these amounts were not yet known.

(2)
The awards of units of profits interests were made under the 2010 Long-Term Equity Plan, and vest in 25% increments on each of December 31, 2010, 2011, 2012 and 2013. See footnote (4) to the Summary Compensation Table for additional information regarding these awards.

(3)
The awards were made under the 2006 Option Plan, and vest in 25% increments beginning on each of December 31, 2011, 2012, 2013 and 2014. See footnote (2) to the Summary Compensation Table for additional information regarding these awards.

 Outstanding Equity Awards at 2010 Fiscal Year-End

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexcercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Units of Profits Interests That Have Not Vested (#)(1)	Number of Shares of Stock That Have Not Vested (#)(2)	Market or Payout Value of Units of Profits Interests and Shares of Stock That Have Not Vested ($)
Sean M. Healey	132,500	(3)	—		45.27	7/27/2014	178.57	133,052	16,951,419
President and	132,500	(4)	—		63.38	11/30/2014
Chief Executive	153,158		153,158	(5)	48.38	11/3/2015
Officer	37,500		112,500	(6)	62.04	7/21/2016
	37,500		112,500	(6)	65.51	12/2/2016
			150,000	(7)	62.91	7/20/2017
			150,000	(7)	95.82	12/14/2017
Darrell W. Crate	115,000	(3)	—		45.27	7/27/2014	89.29	66,526	8,475,710
Executive Vice	115,000	(4)	—		63.38	11/30/2014
President, Chief	76,579		76,579	(5)	48.38	11/3/2015
Financial Officer	18,750		56,250	(6)	62.04	7/21/2016
and Treasurer	18,750		56,250	(6)	65.51	12/2/2016
			75,000	(7)	62.91	7/20/2017
			75,000	(7)	95.82	12/14/2017
Nathaniel Dalton	115,000	(3)	—		45.27	7/27/2014	89.29	66,526	8,475,710
Executive Vice	115,000	(4)	—		63.38	11/30/2014
President and	76,579		76,579	(5)	48.38	11/3/2015
Chief Operating	18,750		56,250	(6)	62.04	7/21/2016
Officer	18,750		56,250	(6)	65.51	12/2/2016
			75,000	(7)	62.91	7/20/2017
			75,000	(7)	95.82	12/14/2017
Jay C. Horgen	43,816		63,816	(5)	48.38	11/3/2015	89.29	38,015	5,646,848
Executive Vice	15,000		45,000	(6)	62.04	7/21/2016
President	15,000		45,000	(6)	65.51	12/2/2016
			60,000	(7)	62.91	7/20/2017
			60,000	(7)	95.82	12/14/2017
John Kingston, III	14,919		—		44.35	12/10/2013	53.57	19,008	3,010,974
Executive Vice	70,000	(3)	—		45.27	7/27/2014
President, General	70,000	(4)	—		63.38	11/30/2014
Counsel and	27,653		27,654	(5)	48.38	11/3/2015
Secretary	6,250		18,750	(6)	62.04	7/21/2016
	6,250		18,750	(6)	65.51	12/2/2016
			25,000	(7)	62.91	7/20/2017
			25,000	(7)	95.82	12/14/2017

(1)
The awards of units of profits interests were made under the 2010 Long-Term Equity Plan, and vest in 25% increments on each of December 31, 2010, 2011, 2012 and 2013. See footnote (4) to the Summary Compensation Table for additional information regarding these awards.

(2)
Represents performance-based awards granted under the Executive Incentive Plan that were notionally invested in shares of the Company's common stock. The awards vest in 10% increments on each of December 31, 2010 and December 31, 2011, and in 40% increments on each of December 31, 2012 and December 31, 2013. The awards, in the discretion of the Compensation Committee, may or may not be settled in shares of the Company's common stock. See footnote (5) to the Summary Compensation Table for additional information regarding these awards.

(3)
The options were granted on July 27, 2004 and were fully vested upon grant, subject to transfer restrictions which lapsed according to the following schedule: 18.75% on December 31, 2004; 25% on each of December 31, 2005, 2006 and 2007; and 6.25% on December 31, 2008.

(4)
The options were granted on November 30, 2004 and were fully vested upon grant, subject to the transfer restrictions which lapsed according to the following schedule: 10% on each of December 31, 2005, 2006 and 2007; 23% on each of December 31, 2008 and 2009; and 24% on December 31, 2010.

(5)
The options were granted on November 3, 2008 and vest in 25% increments beginning on each of December 31, 2009, 2010, 2011 and 2012.

(6)
The options were granted on July 21, 2009 and December 2, 2009, respectively, and vest in 25% increments beginning on each of December 31, 2010, 2011, 2012 and 2013.

(7)
The options were granted on July 20, 2010 and December 14, 2010, respectively, and vest in 25% increments beginning on each of December 31, 2011, 2012, 2013 and 2014.

Option Exercises and Stock Vested in Fiscal Year 2010

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Number of Units of Profits Interests Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Sean M. Healey	131,350	5,391,074	27,926	59.53	3,601,950
President and Chief
Executive Officer
Darrell W. Crate	105,000	3,810,034	16,153	29.76	1,948,456
Executive Vice President,
Chief Financial Officer and
Treasurer
Nathaniel Dalton	123,000	4,500,524	16,153	29.76	1,948,456
Executive Vice President
and Chief Operating
Officer
Jay C. Horgen	20,000	567,598	4,223	29.76	1,044,006
Executive Vice President
John Kingston, III	75,081	3,077,801	6,493	17.86	879,581
Executive Vice President,
General Counsel and
Secretary

(1)
Comprised of (i) shares of common stock purchased by each of Messrs. Healey, Crate, Dalton and Kingston pursuant to cash awards granted under the Company's Executive Retention Plan in December 2005, (ii) shares reallocated in connection with certain forfeiture reallocations under the Executive Retention Plan, (iii) performance-based awards granted under the Executive Incentive Plan that were notionally invested in shares of the Company's common stock, which awards, in the discretion of the Compensation Committee, may or may not be settled in shares of the Company's common stock in January 2014, and (iv) shares that were surrendered in satisfaction of tax withholding obligations in connection with the vesting of awards under the Executive Retention Plan.

(2)
Reflects the vested portion of awards of units of profits interests granted under the 2010 Long-Term Equity Plan. See footnote (4) to the Summary Compensation Table for additional information regarding these awards.

Director Compensation

        At the request of the Compensation Committee, Shea & Associates provided a review of director compensation in the broad peer universe and most comparable peer universe. This analysis includes data on total compensation for directors at such peer companies, as well as on the individual components of that compensation, such as annual retainers, meeting fees and equity awards. The review also provides comparative data on compensation by board position (such as committee chairs and lead directors), and information on the nature of the service of particular directors in their various capacities (e.g., lead directors) at such companies. Shea & Associates also provided information to the Compensation Committee on trends in director compensation at such companies, as well as trends in director compensation at public companies generally.

        In determining current compensation levels for the Company's directors, the Compensation Committee's objective is that cash compensation be set at or near to the median in comparison to directors at comparable public companies, while equity compensation linked to stockholder value be higher on a relative basis. The annual fee for service by non-employee directors is $80,000. Directors do not receive quarterly meeting fees. Committee fees are as follows: members of the Audit Committee receive an annual fee of $20,000, with the Chair receiving an annual fee of $35,000; members of the Compensation Committee receive an annual fee of $17,000, with the Chair receiving an annual fee of $20,000; and members of the Nominating and Governance Committee receive an annual fee of $13,000, with the Chair receiving an annual fee of $15,000. The Chair of each Committee receives the annual Chair fee in lieu of the Committee fee. In addition, the lead director receives a fee of $100,000 for his active role as principal liaison with management of the Company and for his services as the principal contact on our Board of Directors for our stockholders and other interested parties. All directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

        Equity grant determinations for directors are made consistent with the Compensation Committee's philosophy that compensation should be directly linked to increases in stockholder value. Directors receive semi-annual option grants, with an aggregate annual grant date Black-Scholes value of $120,000, and grants of deferred stock units under the Deferred Compensation Plan, with an aggregate annual grant date fair market value of $80,000, based on the closing stock price of the Company's common stock on the date of grant. Each stock option grant and deferred stock grant will generally vest in 25% increments over four years, a vesting period that is longer than the 1-3 year vesting schedules employed by companies in the peer group, and across the market more generally.

Director Compensation in Fiscal Year 2010

        The following table sets forth information regarding the compensation earned by the Company's non-employee directors in 2010. For compensation information with respect to Mr. Healey, and his services as the Company's Chief Executive Officer and President, please see the Summary Compensation

Table and other accompanying compensation tables. Mr. Healey receives no additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Samuel T. Byrne	110,000	80,064	120,010(2)	—	310,074
Dwight D. Churchill	75,000	120,110	180,010(2)	—	375,120
Richard E. Floor	25,000	—	204,453(3)	—	229,453
Harold J. Meyerman	232,000	80,064	120,010(2)	—	432,074
William J. Nutt	80,000	80,064	120,010(2)	—	280,074
Rita M. Rodriguez	128,000	80,064	120,010(2)	—	328,074
Patrick T. Ryan	120,000	80,064	120,010(2)	—	320,074
Jide J. Zeitlin	110,000	80,064	120,010(2)	—	310,074

(1)
These figures represent semi-annual grants of deferred stock units under the Deferred Compensation Plan, which awards may be settled in cash and/or shares of common stock as determined by the plan administrator. The Company granted awards to each director on July 20, 2010 (vesting 25% on each of January 1, 2011, 2012, 2013 and 2014) and December 14, 2010 (vesting 25% on each of January 1, 2012, 2013, 2014 and 2015). The Company also granted Mr. Churchill, who became a director on February 26, 2010, an award on such date (vesting 25% on each of February 26, 2010, 2011, 2012 and 2013). The grant date fair value of the awards granted on February 26, 2010, July 20, 2010 and December 14, 2010 to the applicable director, computed in accordance with FASB ASC Topic 718 (formerly SFAS No. 123R), is $40,046, $40,011 and $40,053, respectively.

(2)
The Company granted 3,277 options to each director on July 20, 2010 (vesting 25% on each of December 31, 2010, 2011, 2012 and 2013) and 2,080 options to each director on December 14, 2010 (vesting 25% on each of December 31, 2011, 2012, 2013 and 2014). The Company also granted Mr. Churchill 3,125 options on February 26, 2010 (vesting 25% on each of February 26, 2010, 2011, 2012 and 2013). The grant date fair value of the options granted on February 26, 2010, July 20, 2010, and December 14, 2010 to the applicable director, computed in accordance with FASB ASC Topic 718 (formerly SFAS No. 123R), is $60,000, $60,002 and $60,008, respectively. At December 31, 2010, the number of shares of common stock subject to options held by each director was as follows: Mr. Byrne: 11,977; Mr. Churchill: 8,482; estate of Mr. Floor: 33,750; Mr. Meyerman: 68,611; Mr. Nutt: 343,611; Dr. Rodriguez: 68,611; Mr. Ryan: 74,236; and Mr. Zeitlin: 68,611. See Note 23 to the Company's financial statements for the year ended December 31, 2010 included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value of stock options.

(3)
This figure represents the fair value associated with the extension of the expiration dates of Mr. Floor's options in connection with his death in February 2010. The Compensation Committee determined, in accordance with the Company's Retirement Equity Policy, to extend the expiration date of his options (which became fully vested and exercisable upon his death) by one year.

Equity Compensation Plan Information

        The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2010:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	3,062,736	$65.48	41,525
Equity compensation plans not approved by stockholders(2)	2,077,406	$57.71	10,958
Total	5,140,142	$62.34	52,483

(1)
Consists of the Amended and Restated 1997 Stock Option and Incentive Plan and the 2006 Option Plan.

(2)
Consists of the Amended and Restated 2002 Stock Option and Incentive Plan. The 10,958 shares available for issuance under such plan may also be issued pursuant to deferred stock awards, restricted stock awards, unrestricted stock awards, performance share awards or dividend equivalent rights.

 PROPOSAL 2: APPROVAL OF THE COMPANY'S
2011 STOCK OPTION AND INCENTIVE PLAN

Introduction

        On April 19, 2011, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the 2011 Stock Option and Incentive Plan (the "2011 Plan"). The 2011 Plan is similar to the existing 2006 Option Plan. The 2011 Plan will permit the issuance of stock options and stock appreciation rights ("SARs") to purchase up to 4,000,000 shares of common stock. The Board of Directors believes that the 2011 Plan will provide additional flexibility to implement the Company's objective of retaining and motivating key personnel, upon whose judgment, initiative and efforts the Company depends for sustained growth and profitability. Consistent with this objective, awards granted under the 2011 Plan will generally be subject to vesting and forfeiture provisions.

        Approval of the 2011 Plan requires the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect. Additionally, the NYSE listing standards require that a majority of the outstanding shares are voted on the proposal, and that a majority of those voted shares approve the 2011 Plan.

Benefits and Key Features of the 2011 Plan

        The 2011 Plan is an important compensation tool designed to retain and motivate officers, other employees, directors and key persons (including consultants and advisors) of the Company and its affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its affiliates, while providing incentives for such persons to create shareholder value. The following is a summary of certain key features of the 2011 Plan:

  •
  Independent Plan Administrator: The 2011 Plan is administered by our Compensation Committee, which is composed entirely of independent directors.

  •
  No Full-Value Awards: The 2011 Plan only permits grants of stock options and SARs rather than "full-value" awards such as restricted stock awards.

  •
  No Discounted Awards: The exercise price of stock options and the base price of SARs must be no less than fair market value on the date of grant.

  •
  Term of Awards: The term of each award will be no longer than seven years.

  •
  No Liberal Share Counting: The following shares will not be added back to the shares of common stock available for issuance under the 2011 Plan:

  •
  shares of common stock tendered by 2011 Plan participants to the Company as full or partial payment of the exercise price upon exercise of stock options;

  •
  shares of common stock reserved for issuance upon the grant of SARs to the extent the number of reserved shares exceeds the number of shares of common stock actually issued upon exercise of the SARs;

  •
  shares of common stock repurchased by the Company using proceeds received by the Company upon exercise of stock options;

  •
  shares of common stock underlying any stock option or SAR that is voluntarily forfeited, unless the Company's stockholders have approved the adding back of such shares; or

  •
  shares of common stock withheld by, or otherwise remitted to, the Company to satisfy a participant's tax withholding obligations upon the exercise of stock options or SARs or upon any other payment or issuance of shares of common stock under the 2011 Plan.

  •
  Repricing Restriction: Stock options and SARs may not be repriced without shareholder approval. Furthermore, stock options and SARs that are voluntarily forfeited shall not become available for issuance under the 2011 Plan without shareholder approval.

Summary of Outstanding Options and Certain Additional Information

        After reflecting option activity in the first quarter of 2011, including exercises, as of March 31, 2011, there were:

  •
  51,921,772 shares of common stock outstanding (which is also the amount outstanding as of the record date);

  •
  4,821,120 shares of common stock reserved for issuance pursuant to the exercise of outstanding stock options under the existing stock option plans of the Company:

  •
  with an average grant price of $63.27;

  •
  with an average remaining term of 4.9 years; and

  •
  50.1% of which were vested as of March 31, 2011 and continued to be held by employees.

  •
  53,889 shares of common stock available for grant under our existing stock option plans (please see the "Equity Compensation Plan Information" table for additional detail);

  •
  7,815,055 shares of common stock, in addition to the shares of common stock outstanding, reserved for issuance upon conversion of the Company's convertible trust preferred securities and convertible notes; and

  •
  No SARs or shares of restricted stock outstanding.

Recommendation of the Board of Directors

        The Board of Directors believes that the approval of the 2011 Plan is in the best interests of the Company and its stockholders and, therefore, unanimously recommends that the Company's stockholders vote FOR this proposal.

Summary of the 2011 Plan

        The following description is only a summary of the material features of the 2011 Plan and does not describe all of its provisions. A copy of the 2011 Plan is included in this Proxy Statement as Appendix A.

        Introduction.    The 2011 Plan permits the grant of three types of awards: (i) options to purchase shares of common stock that are "incentive stock options" ("Incentive Options") under the Code, (ii) options to purchase shares of common stock that do not so qualify under the Code ("Non-Qualified Options"), and (iii) SARs. A SAR gives the holder the right to receive a payment in common stock based on the appreciation (if any) in the price of the share of common stock subject to the SAR. The amount of the payment, if any, is equal to the difference between the base price of the SAR, which can be no less than the fair market value on the date of grant of the share of common stock subject to the award, and the value of that share of common stock at the time of exercise. The term of each option and SAR issued under the 2011 Plan may not exceed seven years (and, in the case of Incentive Options granted to certain ten percent (or greater) stockholders, five years). The 2011 Plan is not required to be qualified under Section 401 of the Code nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Shares Subject to the 2011 Plan.    4,000,000 shares of common stock have been authorized and reserved for issuance under the 2011 Plan. Awards on no more than 600,000 shares of common stock may be granted to any one individual in any calendar year. Shares of common stock underlying any stock options or SARs which are forfeited (except as described below), cancelled or satisfied without the issuance of common stock or otherwise terminated (other than by exercise) will be added back to the shares of common stock available for issuance under the 2011 Plan. Any shares of common stock (i) tendered by a participant to the Company as full or partial payment of the exercise price upon exercise of stock options; (ii) reserved for issuance upon the grant of SARs to the extent the number of reserved shares exceeds the number of shares of common stock actually issued upon exercise of the SARs; (iii) repurchased by the Company using proceeds received by the Company upon exercise of stock options; (iv) underlying any stock option or SAR that is voluntarily forfeited, unless the Company's stockholders have approved the adding back of such shares; or (v) withheld by, or otherwise remitted to, the Company to satisfy a participant's tax withholding obligations upon the exercise of stock options or SARs or upon any other payment or issuance of shares of common stock under the 2011 Plan, will not be added back to the shares of common stock available for issuance under the 2011 Plan.

        Plan Administration.    The 2011 Plan will be administered by the Compensation Committee of the Board of Directors. All members of the Compensation Committee must be "non-employee directors" as that term is defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as defined in Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee, acting as the administrator of the 2011 Plan (in such role the Compensation Committee will be referred to as the "Administrator"), will have the power and authority to select participants under the 2011 Plan, to make any combination of awards to participants, and to determine (and modify from time to time) the specific terms and conditions of each award, all subject to the provisions of the 2011 Plan. All decisions of, and interpretations by, the Administrator shall be binding on all persons, including the Company and 2011 Plan participants. The Administrator, in its discretion, may delegate authority to the Chief Executive Officer with respect to the granting of awards to certain participants, subject to certain limitations.

        Eligibility.    Persons eligible to participate in the 2011 Plan are those full and part-time officers, other employees, directors and key persons (including consultants and advisors) of the Company and its affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its affiliates, as selected from time to time by the Administrator in its sole discretion. However, only employees of the Company and its subsidiaries may be granted Incentive Options. Approximately 500 persons will be eligible to participate in the 2011 Plan.

        Stock Options and Stock Appreciation Rights.    The exercise price or base price (as applicable) per share of common stock subject to each stock option and SAR will be determined by the Administrator but may not be less than 100% of the fair market value of a share of common stock on the date of grant. Each grant will be subject to such vesting requirements as determined by the Administrator.

        Termination of Service.    In general, upon termination of a participant's employment or other service relationship with the Company and its affiliates, any award requiring exercise will cease to be exercisable and any award to the extent not already fully vested will be forfeited except that, all stock options and SARs (i) held by a participant or a participant's permitted transferees, if any, prior to such participant's death, to the extent then exercisable, will remain exercisable for one year, and (ii) held by a participant or a participant's permitted transferees, if any, prior to termination of such relationship for other specified reasons will, to the extent then exercisable, remain exercisable for three months, subject, in each case, to the scheduled expiration of the award. The Administrator may provide in an award (or subsequent writing) for other exceptions to forfeiture upon termination. Unless the Administrator provides otherwise, a participant's employment or service relationship with the Company and its affiliates will be deemed to continue for so long as the participant continues to provide services to the Company or its affiliates, whether as an employee or as a non-employee service provider (such as a consultant or director).

        Tax Withholding.    Participants under the 2011 Plan are responsible for the payment of any federal, state or local taxes that may become due in connection with the grant or exercise of awards. The Company may deduct any such taxes from any payment otherwise due to a participant. Subject to the Administrator's approval, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold from shares of common stock otherwise issuable or by transferring to the Company shares of common stock having a value equal to the amount of such taxes.

        Amendments and Termination.    The Board of Directors may at any time amend or discontinue the 2011 Plan and the Administrator may at any time amend or cancel outstanding awards (i) for the purpose of satisfying applicable law or (ii) for any other lawful purpose; provided, that, no action taken pursuant to clause (ii) shall adversely affect any rights under an outstanding award without the participant's consent. Prior stockholder approval is required to lower the exercise price of an outstanding award or to cancel and re-grant awards at a lower exercise price. Further, amendments to the 2011 Plan are subject to stockholder approval if and to the extent such amendments would (a) materially increase the benefits accruing to participants under the 2011 Plan, (b) materially increase the number of securities that may be issued under the 2011 Plan, (c) materially modify the requirements as to eligibility in the 2011 Plan, or (d) be required by the Code to preserve the qualified status of Incentive Options or to preserve tax deductibility of compensation earned under stock options and SARs.

        Adjustments to Awards.    As a result of certain transactions (such as any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock), the outstanding shares of common stock may be increased or decreased or exchanged for a different number or kind of shares or other securities. Also, as a result of such transactions, cash or in-kind distributions may be made with respect to such shares of common stock or other securities. In such cases, under the 2011 Plan, the Administrator will make appropriate adjustments in the maximum number of shares reserved for issuance, the number of stock options and SARs that can be granted to any one individual participant, the number and kind of shares or other securities subject to any then outstanding option and SAR awards, and the price for each share subject to any then outstanding stock options and SARs, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to stock options or SARs) as to which such stock options and SARs remain exercisable. The adjustment by the Administrator will be final, binding and conclusive. The Administrator may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if the Administrator determines that such adjustment is appropriate to avoid distortion in the operation of the 2011 Plan.

        Noncompetition and Confidentiality.    Under the form of award agreement adopted by the Administrator, non-directors may be subject to non-competition provisions during the participant's employment (or other applicable service relationship) with the Company and for two years thereafter. These non-competition provisions generally prohibit the participant from engaging, participating or investing in any competing business, and from negotiating with, soliciting or entertaining investments, purchases, proposals, offers or other indications of interest regarding any entity in which the Company holds securities or other investment interests or any investment in an entity with whom the Company was discussing or negotiating any possible investment in the year preceding the termination of the participant's employment. These non-competition provisions would also generally prohibit the participant from employing, attempting to employ, recruiting or otherwise soliciting employees of the Company, and from soliciting or encouraging any client or other person or entity to terminate or otherwise modify adversely its business relationship with the Company. The form of award agreement adopted by the Administrator would also prohibit the participant from disclosing confidential information regarding the Company.

        Change of Control and Other Transaction Provisions.    The 2011 Plan provides that in the event of a Change of Control (and except as provided in an award agreement), each stock option and SAR issued under the 2011 Plan will become fully exercisable. For this purpose a "Change of Control" generally includes an event in which any person, directly or indirectly, becomes the beneficial owner of 25% or more of the voting power of the Company's voting securities. A Change of Control also includes the consummation of any consolidation or merger where the Company's stockholders immediately before such consolidation or merger would not own immediately after such consolidation or merger at least 50% of the voting shares of the surviving corporation or other business entity (or its ultimate parent). Finally, a Change of Control also includes the consummation of a sale, lease, exchange or other transfer of all or substantially all of the Company's assets as well as the Company's liquidation or dissolution.

        Moreover, in connection with certain transactions (such as a consolidation, merger, sale, lease, exchange or other transfer of all or substantially all of the Company's assets or a liquidation of the Company), the Board of Directors may, in its discretion, provide for the assumption or substitution of the awards under the 2011 Plan and/or, upon written notice to the participants, the termination of such awards upon the consummation of such transaction. In the event such termination will occur, all vested awards (including those vesting in connection with such transaction) will be cancelled in exchange for an amount payable in cash or in-kind (or any combination thereof) equal to the difference, if any, between (A) the consideration payable per share of common stock times the number of shares of common stock subject to each award and (B) the respective aggregate exercise price or base price (as applicable) of each such award; provided, that, each participant will be permitted within a specified period determined by the Administrator prior to the consummation of such transaction to exercise all outstanding stock options and SARs, including (subject to the consummation of the transaction) any that otherwise would not then be exercisable.

        New 2011 Plan Benefits.    The future benefits or amounts that would be received under the 2011 Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the 2011 Plan had been in effect would have been discretionary and are, therefore, indeterminable.

        Registration Statement.    If stockholders approve the 2011 Plan, the Company intends to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, to register the shares of common stock that may be issuable pursuant to the 2011 Plan. This registration statement is expected to become effective upon filing.

Tax Aspects of Any Awards Under the Code

        The following is a summary of the principal U.S. federal income tax consequences of transactions under the 2011 Plan. It does not describe all U.S. federal income tax consequences under the 2011 Plan, nor does it describe state, local, foreign tax or all U.S. federal non-income tax consequences.

        Incentive Options.    No taxable income is generally realized by the optionee upon the grant or exercise of an Incentive Option. If shares of common stock issued to an optionee pursuant to the exercise of an Incentive Option are sold or transferred after two years from the date of grant of the stock option and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to the optionee as a long-term capital gain, and any loss sustained by the optionee will be a long-term capital loss, and (ii) there will be no deduction for the Company for federal income tax purposes. The exercise of an Incentive Option will increase the optionee's alternative minimum taxable income by an amount equal to the option spread, which may result in alternative minimum tax liability for the optionee.

        If shares of common stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock acquired on the date of exercise (or, if less, of the amount realized on a sale of such shares of common stock) over the exercise price, and (ii) the Company will be entitled to deduct such amount. Any additional gain recognized on the disposition is treated as a capital gain to the optionee for which the Company is not entitled to a deduction.

        If an Incentive Option is exercised at a time when it no longer qualifies for the tax treatment described above, the stock option is treated as a Non-Qualified Option. Generally, an Incentive Option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of the optionee's employment. In general, an Incentive Option that is exercised more than three months after termination of the optionee's employment is treated as a Non-Qualified Option. Special rules apply in the case of permanent disability or death. Incentive Options are also treated as Non-Qualified Options to the extent that, in the aggregate, they first become exercisable by an individual in any calendar year for shares of common stock having a fair market value (determined as of the date of grant) in excess of $100,000.

        Non-Qualified Options.    With respect to Non-Qualified Options under the 2011 Plan, no income is realized by the optionee at the time the stock option is granted and the Company does not receive a tax deduction at such time. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the excess (if any) of the fair market value of the shares of common stock on the date of exercise over the exercise price, and the Company receives a tax deduction for the same amount, and (ii) at disposition of such shares, any appreciation or depreciation in the value of such shares after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held.

        Stock Appreciation Rights.    The grant of a SAR will not result in taxable income to the participant or in a tax deduction to the Company. Upon the exercise of a SAR, the participant will recognize ordinary income in an amount that equals the fair market value of any shares of common stock received, and the Company will be entitled to a tax deduction in the same amount. Upon disposition of any such shares received on exercise, any appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held.

        Parachute Payments.    The vesting of any portion of any option or SAR that is accelerated due to the occurrence of a Change of Control may cause all or a portion of the payments with respect to such accelerated awards to be treated as "parachute payments" as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

        Section 162(m).    Under Section 162(m) of the Code, certain remuneration in excess of $1 million may be nondeductible if paid to any "covered employee" of a publicly held corporation (generally the corporation's chief executive officer and its next three most highly compensated executive officers, excluding the chief financial officer, in the year that the compensation is paid). Stock options and SARs issued under the 2011 Plan are intended to qualify for exemption from the Section 162(m) deduction limit.

        Section 409A.    Stock option and SARs issued under the 2011 Plan are intended either to be exempt from the rules of Section 409A of the Code ("Section 409A") or to satisfy those rules, and shall be construed accordingly. Granted stock options and SARs may be modified at any time, in the Committee's discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A. If such awards were subject to Section 409A and the requirements of Section 409A were not satisfied, the holders of such awards would be subject to current tax plus a 20% penalty tax and additional interest on the amount of compensation deferred under such awards, as determined under Section 409A.

 PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our Named Executive Officers.

        The Compensation Committee will review the results of the vote carefully with the aid of its independent compensation consultant. Depending upon the results of that review, the Compensation Committee will take such action, if any, as it deems appropriate. Because this vote is advisory, it is not binding on the Company or the Board of Directors.

        Before you vote on the resolution below, please read the entire Compensation Discussion and Analysis beginning on page 10 of this Proxy Statement. The Compensation Discussion and Analysis describes the Company's executive compensation program and the compensation decisions that the Compensation Committee and Board of Directors made in 2010 with respect to the compensation of our Named Executive Officers. Please also carefully review the tables that immediately follow the Compensation Discussion and Analysis, together with the related narrative disclosure and footnotes. The Board of Directors is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

  "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and compensation tables, is hereby APPROVED."

        Our executive compensation program is comprised principally of equity and performance-based cash compensation, designed to align compensation of our executives with stockholder value and financial performance. As more fully described in the Compensation Discussion and Analysis, the mix of fixed and performance-based compensation and the terms of the Company's long-term incentive compensation plans are designed to enable the Company to attract, motivate and retain key persons while, at the same time, creating a close relationship between performance and compensation. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives, including through the engagement of an independent compensation consultant, to assess risk and to ensure that the program is structured appropriately in order to obtain the Company's strategic goals.

Recommendation of the Board of Directors

        For the above reasons, the Board of Directors is asking stockholders to support this proposal. Although the vote we are asking you to cast is non-binding, the Compensation Committee and the Board of Directors value the views of our stockholders and will consider, among other factors, the outcome of the vote when determining future compensation arrangements for our Named Executive Officers. The Board of Directors unanimously recommends that the Company's stockholders vote FOR this proposal.

 PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE
COMPENSATION ADVISORY VOTES

        In Proposal 3 (referred to as a "say-on-pay" vote), the Board of Directors is asking stockholders to cast an advisory vote for the compensation that we paid in 2010 to our Named Executive Officers, as disclosed in this Proxy Statement. The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders must be given the opportunity to indicate their preference, on a non-binding, advisory basis, at least once every six years, as to how frequently we should seek an advisory vote to approve the compensation of our Named Executive Officers.

        In this Proposal 4, the Board of Directors is asking stockholders to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may indicate that you are abstaining from voting. The Board of Directors is asking stockholders to cast a non-binding, advisory vote for the ONE-YEAR option on the following resolution:

  "RESOLVED, that the stockholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of the Company's Named Executive Officers should occur every one, two or three years."

        The Board of Directors believes that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program. This vote, like the say-on-pay vote itself, is non-binding.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the Company's stockholders vote for the ONE-YEAR option as the frequency of the advisory vote on executive compensation.

 PROPOSAL 5: RATIFICATION OF THE
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year, subject to ratification by the Company's stockholders at the Annual Meeting. PricewaterhouseCoopers has acted as the Company's independent registered public accounting firm since the Company's inception. The Company has been advised by PricewaterhouseCoopers that it is a registered public accounting firm with the Public Company Accounting Oversight Board (the "PCAOB") and complies with the auditing, quality control, and independence standards and rules of the PCAOB and the SEC. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

        Although stockholder ratification of the selection of PricewaterhouseCoopers is not required, the Board of Directors is nevertheless submitting the selection of PricewaterhouseCoopers to the stockholders for ratification. Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the ratification of the selection of PricewaterhouseCoopers as the independent registered public accounting firm of the Company for the year ending December 31, 2011. Should the selection of PricewaterhouseCoopers not be ratified by the stockholders, the Audit Committee will reconsider the matter. Even in the event the selection of PricewaterhouseCoopers is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of the Company and its stockholders.

        Ratification of the selection of PricewaterhouseCoopers as our independent registered public accounting firm for the current fiscal year requires the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against this proposal.

Recommendation of the Board of Directors

        The Board of Directors believes that the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm is in the best interests of the Company and its stockholders and, therefore, unanimously recommends that the Company's stockholders vote FOR this proposal.

 AUDIT COMMITTEE REPORT

        During the fiscal year ended December 31, 2010, the Audit Committee consisted of Dr. Rodriguez and Messrs. Churchill, Meyerman and Ryan, each an independent director of the Company, with Dr. Rodriguez serving as the Chair of the Audit Committee. Mr. Churchill joined the Audit Committee in February 2010, and Mr. Nutt joined in January 2011. The Audit Committee's purpose is to assist the Board of Directors in oversight of the Company's internal controls and financial statements and the audit process. The Board of Directors has determined in its business judgment that all members of the Audit Committee are "independent" as is required by the listing standards of the NYSE.

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the PCAOB.

        In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board AU Section 380, as amended, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in its charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers is in fact "independent."

        The Audit Committee operates pursuant to a charter that was most recently adopted by the Board of Directors in October 2010 and is available on the Company's web site at www.amg.com.

  RITA M. RODRIGUEZ, Chair
  DWIGHT D. CHURCHILL
  HAROLD J. MEYERMAN
  WILLIAM J. NUTT
  PATRICK T. RYAN

Principal Accountant Fees and Services

        The following table sets forth information regarding the fees for professional services rendered by the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP, in each of the last two fiscal years:

Type of Fee	Year Ended December 31, 2009	Year Ended December 31, 2010
Audit Fees(1)	$2,484,660	$4,141,900
Audit-Related Fees(2)	1,971,951	1,245,350
Tax Fees(3)	2,207,476	3,688,365
All Other Fees	—	—

(1)
Represents fees for professional services rendered in connection with the audit of the Company's financial statements, reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q, issuances of consents and services related to the implementation of accounting standards.

(2)
Represents fees for due diligence procedures in connection with new investments, research assistance on accounting-related issues, benefit plan audits, issuances of the Global Investment Performance Standards (GIPS) performance verification and internal controls reports such as those pursuant to Statement of Auditing Standard No. 70.

(3)
Represents fees for income tax compliance and domestic and international tax planning as well as tax due diligence procedures in connection with new investments.

        In making its determination regarding the independence of PricewaterhouseCoopers, the Audit Committee considered whether the provision of the services covered in the sections entitled "Audit-Related Fees" and "Tax Fees" was compatible with maintaining such independence. All of the work performed by PricewaterhouseCoopers was performed by full-time employees of the firm.

        The retention of the independent registered public accounting firm to audit the Company's financial statements is approved each year by the Audit Committee. At the beginning of the year, the Audit Committee also evaluates other potential engagements by the Company of the accounting firm and approves or rejects each service considering (among other factors) the possible impact of each non-audit service on the accounting firm's independence from management. In accordance with its charter, the Audit Committee pre-approves all auditing services and the terms thereof and any non-audit services provided by the independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. The Audit Committee carefully considers the fees that are proposed to be paid in connection with the approval of audit and non-audit services, and then closely monitors the fees incurred in connection with the provision of such services throughout the year. At each meeting, the Audit Committee receives updates from management on the services that have been provided and fees incurred; from time to time, the Audit Committee may also consider and approve the provision of additional services. In the event that a need arises for the approval of additional services between meetings, the services would be considered and provisionally approved by a designated member of the Audit Committee who would present the scope and fees of the services provisionally pre-approved at the following meeting of the Audit Committee.

 SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

        The following table sets forth information as of March 15, 2011 (unless otherwise noted) regarding the beneficial ownership of common stock by (i) persons or "groups" (as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of 5% or more of the common stock of the Company, (ii) Named Executive Officers, (iii) directors and (iv) directors and executive officers as a group. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Common Stock(2)
BlackRock, Inc.(3)	2,621,614	5.08%
Sean M. Healey(4)	553,598	1.06%
Darrell W. Crate(5)	245,579	*	%
Nathaniel Dalton(6)	343,841	*	%
Jay C. Horgen(7)	36,953	*	%
John Kingston, III(8)	214,950	*	%
Samuel T. Byrne(9)	3,866	*	%
Dwight D. Churchill(10)	2,821	*	%
Harold J. Meyerman(11)	43,473	*	%
William J. Nutt(12)	717,553	1.37%
Rita M. Rodriguez(13)	54,723	*	%
Patrick T. Ryan(14)	60,348	*	%
Jide J. Zeitlin(15)	54,723	*	%
Directors and executive officers as a group (12 persons)(16)	2,332,428	4.34%

*
Less than 1%

(1)
The mailing address for each executive officer and director is c/o Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965. In certain cases, voting and investment power of certain shares may be shared by an executive officer with one or more family members who reside in the executive's household.

(2)
In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person that are currently exercisable or that become exercisable within 60 days of March 15, 2011 are deemed outstanding. For purposes of computing such amount, shares of stock subject to options that are currently exercisable or that become exercisable within 60 days of March 15, 2011 are deemed to be outstanding for the holder thereof but are not for the purpose of computing the ownership percentage of any other person. As of March 15, 2011, a total of 51,921,722 shares of common stock were outstanding.

(3)
Information is based on a Schedule 13G filed with the SEC on February 3, 2011 by BlackRock, Inc. as of December 31, 2010. BlackRock, Inc. has sole voting and dispositive power over 2,621,614 shares of common stock. The address of BlackRock, Inc. is listed in such Schedule 13G as 40 East 52nd Street, New York, NY 10022.

(4)
Includes 493,158 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(5)
Includes 242,468 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(6)
Includes 284,079 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(7)
Includes 33,816 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(8)
Includes 195,072 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(9)
Includes 3,275 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(10)
Includes 2,381 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(11)
Includes 42,840 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(12)
Includes 329,090 shares of common stock subject to options exercisable within 60 days of March 15, 2011. This amount also includes 317,830 shares pledged to a third party, as collateral security for certain obligations.

(13)
Includes 54,090 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(14)
Includes 59,715 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(15)
Includes 54,090 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

(16)
Includes 1,794,074 shares of common stock subject to options exercisable within 60 days of March 15, 2011.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish to the Company copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of copies of such reports, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners have been satisfied.

Expenses of Solicitation

        The cost of solicitation of proxies will be borne by us. In an effort to have as large a representation of stockholders at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by mail, telephone or other electronic means by one or more of our employees or by a proxy solicitor. We also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals who are beneficial owners of common stock.

        The Company has retained Morrow & Co., Inc. for services in connection with the solicitation of proxies for a fee of approximately $20,000.

Stockholder Proposals

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2012 Annual Meeting of Stockholders must be received by us at our principal executive office on or before December 21, 2011 to be eligible for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

        Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2012 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at our principal executive office no earlier than February 1, 2012, nor later than March 17, 2012, together with all supporting documentation required by our By-laws.

        As required by our By-laws, a stockholder's proposal nominating a director must include: (1) the name, age, business address and residence address of the proposed nominee, (2) the principal occupation or employment of the proposed nominee, (3) the class and number of shares of the Company's capital stock which are beneficially owned by the proposed nominee on the date of such stockholder notice, and (4) the consent of the proposed nominee to serve as a director if elected. A stockholder's proposal shall further set forth information about the beneficial ownership of capital stock by the stockholder making the proposal, such stockholder's name and address, and a description of all arrangements or understandings between such stockholder and the proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such stockholder. For more complete information on these requirements, please refer to our By-laws.

Householding of Proxy Statement

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement and the 2010 Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of our Proxy Statement and 2010 Annual Report on Form 10-K to you if you write or call us at the following address or telephone number: Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965, Attention: Investor Relations, (617) 747-3300. If you would like to receive separate copies of these materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

Other Matters

        The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        For those stockholders who receive the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the 2010 Annual Report on Form 10-K are available at www.proxyvote.com. In addition, a copy of the 2010 Annual Report on Form 10-K will be provided without charge upon the written request of any stockholder to Affiliated Managers Group, Inc., 600 Hale Street, Prides Crossing, Massachusetts 01965, Attention: Investor Relations, and may be found on the Company's website at www.amg.com. The 2010 Annual Report on Form 10-K is not a part of the Company's proxy solicitation materials.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE SUBMIT A PROXY BY INTERNET, BY TELEPHONE OR BY RETURNING A COMPLETED, SIGNED, AND DATED PROXY CARD OR VOTING INSTRUCTION FORM.

 Appendix A

AFFILIATED MANAGERS GROUP, INC.
2011 STOCK OPTION AND INCENTIVE PLAN
MAY 31, 2011

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the Affiliated Managers Group, Inc. 2011 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors (including Independent Directors) and other key persons (including consultants and advisors) of Affiliated Managers Group, Inc. (the "Company") and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's (or its Affiliates') behalf and strengthening their desire to remain with the Company (or its Affiliates). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Exchange Act of 1934, as amended.

        "Administrator" is defined in Section 2(a).

        "Affiliate" means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code. The Company may apply Sections 414(b) and 414(c) of the Code by substituting "at least 50%" for "at least 80%" under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2; and may, to the extent permitted under Section 409A, use "at least 20%" in lieu of "at least 50%"; provided, that the lower ownership threshold described in this definition (50% or 20% as the case may be) shall apply only if the same definition of affiliation is used consistently with respect to all compensatory stock options or stock awards and rights (whether under the Plan or another plan), and any designation of a different permissible ownership threshold percentage may not be made effective until 12 months after the adoption of such change (or such other period as required by Section 409A). The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply.

        "Award" or "Awards," means Incentive Stock Options, Non-Qualified Stock Options and SARs.

        "Board" means the Board of Directors of the Company.

        "Change of Control" is defined in Section 10.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Committee" means the Committee of the Board referred to in Section 2.

        "Covered Employee" means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 12.

        "Fair Market Value" means, with respect to Stock, (i) for so long as such Stock is readily tradeable on an established securities market (within the meaning of Section 409A), the closing price on the trading day of the grant, and (ii) otherwise, the fair market value of such Stock determined by the Committee by a reasonable application of a reasonable valuation method (within the meaning of Section 409A).

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Independent Director" means a member of the Board who is not also an employee of the Company or any Affiliate and who, if a member of the Committee, meets the requirements of such membership as set forth in Section 2(a).

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Person" means an individual, partnership, joint venture, association, corporation, trust, estate, limited liability company, limited liability partnership, unincorporated entity of any kind, governmental entity or any other legal entity.

        "Stock Appreciation Right" or "SAR" has the meaning set forth in Section 5.

        "Section 409A" means Section 409A of the Code and the regulations thereunder.

        "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

        (a)    Committee.    The Plan shall be administered by a committee of not less than two Independent Directors, which may be a subcommittee of the Committee (the "Administrator"). Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

        (b)    Powers of Administrator.    The Administrator (or, if the Administrator has delegated its power pursuant to Section 2(c) below, the Chief Executive Officer) shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority, subject to terms and restrictions contained in the Plan:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options and SARs, or any combination of the foregoing, granted to any one or more participants;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

           (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award or the lapsing at any time of any restrictions on transfer of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options or SARs may be exercised;

         (vii)  to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

        (viii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions of and interpretations by the Administrator shall be binding on all persons, including the Company and Plan participants.

        (c)    Limited Delegation of Authority to Grant Awards.    The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, but only with respect to individuals who are not subject to the reporting and other provisions of Section 16 of the Act and who are not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option or SAR, any conversion ratio and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        (a)    Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,000,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited (except as described below), cancelled or satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Any shares of Stock (i) tendered by Plan participants as full or partial payment to the Company upon exercise of Stock Options, (ii) reserved for issuance upon the grant of SARs to the extent the number of reserved shares exceeds the number of shares of Stock actually issued upon exercise of the SARs, (iii) repurchased by the Company using proceeds received by the Company upon exercise of Stock Options, (iv) underlying any Stock Option or SAR that is voluntarily forfeited, unless the Company's stockholders have approved the adding back of such shares, or (v) withheld by, or otherwise remitted to, the Company to satisfy a Plan participant's tax withholding obligations upon the exercise of Awards or upon any other payment or issuance of shares of Stock under the Plan shall not be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options and SARs with respect to no more than 600,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

        (b)    Changes in Stock.    If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make appropriate adjustments in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options and SARs that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Stock Option and SAR Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options and SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares of Stock subject to Stock Options or SARs, as applicable) as to which such Stock Options or SARs remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

        The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code. Any adjustment hereunder shall be done on terms and conditions consistent with Section 409A and, in the case of Awards intended to qualify for the performance-based compensation exception Section 162(m) of the Code, having due regard for continued qualification for that exception.

        (c)    Certain Transactions.    In contemplation of and subject to the consummation of a consolidation or merger or a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation (or other business entity) or in the event of a liquidation of the Company (in each case, a "Transaction"), the Board, and/or the board of directors of any corporation (or other business entity) assuming the obligations of the Company, may, in its discretion, take either, or any combination, of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), and/or (ii) upon written notice to the participants and subject to the next sentence, provide that all Awards will terminate upon the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate upon the consummation of the Transaction, all vested Awards (including those vesting in connection with the Transaction) shall be cancelled in exchange for an amount payable in cash or in kind (or any combination thereof) equal to the difference, if any, between (A) the consideration payable per share of Stock pursuant to the business combination (the "Transaction Price") times the number of shares of Stock subject to such outstanding Stock Options or SARs (to the extent then exercisable at prices not in excess of the Transaction Price), as applicable, and (B) the respective aggregate exercise or base prices (as applicable) of all such outstanding Stock Options or SARs; provided, however, that each participant shall be permitted, within a specified period determined by the Administrator prior to the consummation of the Transaction, to exercise all outstanding Stock Options and SARs, including any that would not then be exercisable (but for this proviso), subject to the consummation of the Transaction, and provided, further, that any restrictions on transfer then in effect with respect to any outstanding Stock Options or SARs shall lapse and be of no further force or effect. For the avoidance of doubt, in the event that, pursuant to clause (ii) above, Awards terminate upon the consummation of the Transaction, each Award for which the exercise price equals or exceeds the Transaction Price shall be cancelled without payment of consideration.

        (d)    Substitute Awards.    The Administrator may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the

Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY

        Participants in the Plan will be those full and part-time officers, other employees, directors (including Independent Directors) and key persons (including consultants and advisors) of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates as are selected from time to time by the Administrator (or, if the Administrator has delegated its power pursuant to Section 2(c) above, the Chief Executive Officer) in its sole discretion.

SECTION 5. STOCK OPTIONS AND SARS

        Any Stock Option or SAR granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Affiliate that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Award shall be granted under the Plan more than ten (10) years after the Effective Date of the Plan.

        (a)    Grant of Awards.    The Administrator in its discretion may grant Stock Options and SARs to any eligible person described in Section 4. Stock Options and SARs granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. Grants of SARs will be settled in Common Stock (except that cash may be issued in lieu of fractional shares) and the Administrator at the time of grant or thereafter may define the manner of determining the excess in value of the shares of Stock.

          (i)    Exercise Price.    The exercise price per share for the Stock covered by an Award granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii)    Term.    The term of each Award shall be fixed by the Administrator, but no Award shall be exercisable more than seven (7) years after the date the Award is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

          (iii)    Exercisability; Rights of a Stockholder.    Awards shall become exercisable at such time or times and any Stock issued or issuable thereunder shall become free of any restrictions on transfer, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability or the lapsing of any restriction on transfer, as the case may be, of all or any portion of any Award. Participants shall have the rights of a stockholder only as to shares acquired upon the exercise of an Award, subject to any applicable restrictions on transfer on the issued Stock, and not as to any unexercised Awards.

          (iv)    Method of Exercise.    Awards may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased (in the case of Stock Options) or the number of shares as to which an Award is being exercised (in the case of SARs). In the case of Stock Options, payment of the purchase price may be made by one or more of the following methods unless otherwise provided in the Option Award agreement:

            (A)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

            (B)  Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

            (C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

          Payment instruments will be received subject to collection. The issuance of shares of Stock upon the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option agreement and the Plan) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option agreement, the Plan or any applicable provision of law. In the event an optionee chooses to pay the purchase price by delivery of previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

           (v)  Annual Limit on Incentive Stock Options.    To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        (b)    Non-transferability of Awards.    No Stock Option or SAR shall be transferable by the optionee other than by will or by the laws of descent and distribution and all Stock Options and SARs shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option or SAR that the optionee or holder of the SAR, as applicable, may transfer, without consideration for the transfer, his Non-Qualified Stock Options or SARs to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee (and, as required by the Administrator, the beneficiaries, partners or members of such transferee) agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option or SAR agreement, as the case may be.

        (c)    Termination.    Subject to Section 7, immediately upon the cessation of the Participant's employment or other service relationship with the Company and its Affiliates an Award requiring exercise that is then held by the participant or the participant's permitted transferees, if any, will cease to be exercisable and all Awards that are then held by the participant or the participant's permitted transferees, if any, to the extent not already fully vested will be forfeited, (i) except as may otherwise be provided by the

Administrator either in the Award agreement or, subject to Section 8 below, in writing after the Award agreement is issued (but in all events subject to Section 5(a)(ii)), and (ii) except that:

          (A)  All Options and SARs held by a participant or the participant's permitted transferees, if any, immediately prior to the participant's death, to the extent then exercisable, will remain exercisable by such participant's executor or administrator or the person or persons to whom the Option or SAR is transferred by will or the applicable laws of descent and distribution or by such permitted transferree, in each case for the lesser of (1) the one year period ending with the first anniversary of the participant's death or (2) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(c), and shall thereupon terminate; and

          (B)  All Options and SARs held by the participant or the participant's permitted transferees, if any, immediately prior to the cessation of the participant's employment or other service relationship for reasons other than death, to the extent then exercisable, will remain exercisable for the lesser of (1) a period of three months or (2) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(c), and shall thereupon terminate.

        Unless the Administrator expressly provides otherwise, a participant's "employment or other service relationship with the Company and its Affiliates" will be deemed to continue for so long as the participant continues to provide services to the Company or its Affiliates, whether as an employee or as a non-employee service provider (such as a consultant or director).

SECTION 6. TAX WITHHOLDING

        (a)    Payment by Participant.    Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to issue Stock to any participant under the Plan is subject to and conditioned on tax obligations being satisfied by the participant.

        (b)    Payment in Stock.    Subject to approval by the Administrator, a participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 7. TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 8. AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award (a) for the purpose of satisfying applicable law (including, without limitation, Section 10D of the Act) or (b) for any other lawful purpose, provided that no such action taken pursuant to clause (b) shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Except as provided in Section 3(b) or 3(c), any action by the Board or the Administrator to reduce the exercise price of any outstanding Award or to cancel any outstanding Award and re-grant such Award at a lower exercise price, shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders. Furthermore, if a Plan amendment would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the number of securities that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility in the Plan, then, such amendment shall be subject to approval by the Company's stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 8 shall limit the Board's authority to take any action permitted pursuant to Section 3(c).

SECTION 9. STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 10. CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section 10:

        (a)   Except as otherwise provided in an applicable Award agreement, each outstanding Award shall automatically become fully exercisable and free of any restrictions on transfer.

        (b)   "Change of Control" shall mean the occurrence of any one of the following events:

            (i)  any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Affiliates, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Affiliates), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

           (ii)  the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation (or other business entity) issuing cash or securities in the consolidation or merger (or of its ultimate parent, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 11. GENERAL PROVISIONS

        (a)    No Distribution; Compliance with Legal Requirements.    The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)    Issuance of Stock.    Any Stock required to be issued to participants under the Plan shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or delivery of a stock certificate or certificates. In the event that the Administrator determines that Stock certificates will be issued to participants under the Plan, such Stock certificates shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

        (c)    Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

        (d)    Trading Policy Restrictions.    Option exercises and other Awards under the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

        (e)    Application of Code Section 409A.    Awards under the Plan are intended either to be exempt from the rules of Section 409A or to satisfy those rules, and shall be construed accordingly. Granted Awards may be modified at any time, in the Committee's discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A.

SECTION 12. EFFECTIVE DATE OF PLAN

        This Plan is effective when approved by the Company's stockholders.

SECTION 13. GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date AFFILIATED MANAGERS GROUP, INC. M35606-P13066 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 2. To approve the 2011 Stock Option and Incentive Plan. 3. To approve, by advisory vote, the compensation paid to the Company's named executive officers, as disclosed in the Company's Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and compensation tables. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 01) Samuel T. Byrne 02) Dwight D. Churchill 03) Sean M. Healey 04) Harold J. Meyerman 05) William J. Nutt 06) Rita M. Rodriguez 07) Patrick T. Ryan 08) Jide J. Zeitlin 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: AFFILIATED MANAGERS GROUP, INC. 600 HALE STREET PRIDES CROSSING, MA 01965 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet or telephone, you do not need to mail back your proxy card. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. 4. To recommend, by advisory vote, the frequency of an advisory vote to approve the compensation of the Company's named executive officers. 5. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 1 YEAR on the following proposal: The Board of Directors recommends you vote FOR the following proposal: 0 0 0 0 For Against Abstain 1 Year 2 Years 3 Years Abstain 0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

AFFILIATED MANAGERS GROUP, INC. Annual Meeting of Stockholders May 31, 2011 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Sean M. Healey and John Kingston, III, and each of them, proxies with full power of substitution to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Affiliated Managers Group, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Company's offices, 600 Hale Street, Prides Crossing, Massachusetts 01965 on Tuesday, May 31, 2011 at 10:00 a.m. Eastern Time, and at any adjournments or postponements thereof, and hereby grants each of them full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and 2010 Annual Report on Form 10-K. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instruction is indicated, the undersigned's votes will be cast "FOR" Proposal 1-election of each of the nominees for director, "FOR" Proposal 2-approval of the 2011 Stock Option and Incentive Plan, "FOR" Proposal 3-approval of compensation paid to the company's named executive officers, FOR "1 YEAR" under Proposal 4, and "FOR" Proposal 5-ratification of the Company's independent registered public accounting firm. Continued, and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and 2010 Annual Report on Form 10-K are available at www.proxyvote.com. M35607-P13066

QuickLinks

PROPOSAL 1: ELECTION OF DIRECTORS
Compensation Discussion and Analysis
Executive Compensation Tables
Summary Compensation Table
Grants of Plan-Based Awards in Fiscal Year 2010
Outstanding Equity Awards at 2010 Fiscal Year-End
Option Exercises and Stock Vested in Fiscal Year 2010
PROPOSAL 2: APPROVAL OF THE COMPANY'S 2011 STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES
PROPOSAL 5: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
OTHER MATTERS
  Appendix A
AFFILIATED MANAGERS GROUP, INC. 2011 STOCK OPTION AND INCENTIVE PLAN MAY 31, 2011